UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08360

GUINNESS ATKINSON FUNDS
(Exact name of registrant as specified in charter)

225 South Lake Avenue, Suite 216 Pasadena, CA			91101
(Address of principal executive offices)			(Zip code)

James J. Atkinson, Jr. 225 South Lake Avenue, Suite 216 Pasadena, CA 91101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800-915-6566)

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUINNESS ATKINSON™
FUNDS

Annual Report

December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-800-915-6565 or, if you hold your shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at 1-800-915-6565 or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive reports in paper will apply to all the Guinness Atkinson Funds you hold directly or through your financial intermediary, as applicable.

Guinness AtkinsonTM Funds
Annual Report

December 31, 2019

TABLE OF CONTENTS

4	Letter to Shareholders
7	Expense Examples
8	Alternative Energy Fund
18	Asia Focus Fund
25	Asia Pacific Dividend Builder Fund
32	China & Hong Kong Fund
40	Dividend Builder Fund
48	Global Energy Fund
60	Global Innovators Fund
67	Renminbi Yuan & Bond Fund
72	Statements of Assets and Liabilities
74	Statements of Operations
76	Statements of Changes in Net Assets
81	Financial Highlights
90	Notes to Financial Statements
102	Report of Independent Registered Public Accounting Firm
105	Trustee and Officer Information
108	Privacy Notice
109	Guinness Atkinson Funds Information

Dear Guinness Atkinson Funds Shareholders,

If only every year in the financial markets was like 2019. All of the Guinness Atkinson Funds provided positive total returns for the year, led by the Global Innovators Fund up 37.00% (investor class) and 37.35% (institutional class). We believe that innovation drives economic growth and that innovative companies have a competitive edge. The performance for the Global Innovators Fund, both last year and over the long term, supports this thesis. Importantly, we don't just view innovation as big disruptive change. We also believe that companies can develop a competitive edge with the systematic application of smaller, less disruptive innovation.

Our Asian Funds continued to benefit from the increasing influence and growth of Asia. With one-third of the world's population Asia continued its multi decade emergence and the long term results of our range of Asian Funds reflect that. If you're not familiar with it, we encourage you to take a look at the Asia Pacific Dividend Builder Fund. This Fund focuses on quality companies throughout the region that pay dividends and we seek to invest in companies that we believe have a likelihood of increasing their dividends.

Speaking of dividends, our Dividend Builder Fund had another excellent year. This Fund also focuses on quality companies with dividend growth potential. This Fund produced a total return of 26.71% in 2019.

We'd also like to highlight the Alternative Energy Fund. The recent performance off this Fund has been excellent, 30.29% total return in 2019 and an annualized total return of 9.91% over the last three years ending December 31, 2019. We believe the future looks bright for alternative energy as rising environmental concerns converge with increasingly lower prices for alternative energy.

Our investment team has provided a detailed commentary for each of the Guinness Atkinson Funds adjacent to each Fund's financial results.

As usual, we appreciate the confidence you have placed in us and our management team and look ahead to what we hope is a great 2020.

We encourage you to visit gafunds.com for the latest news and announcements on the Guinness Atkinson Funds.

Sincerely,

Timothy Guinness	James Atkinson

The table below provides total return data for each of the Funds over the one, three, five, ten year and from inception periods through December 31, 2019. Also included in the table is the expense ratio data from the most recent prospectus dated May 1, 2019.

Fund (inception date)	1-year	3-year	5-year	10-year	Since Inception	Expense Ratio
Alternative Energy Fund (March 31, 2006)	30.20%	9.91%	-0.51%	-6.45%	-8.28%	1.98	% net; 2.57% gross
Asia Focus Fund (April 29, 1996)	29.20%	14.77%	7.87%	3.75%	3.65%	1.99	% net; 2.01% gross
Asia Pacific Dividend Builder Fund (March 31, 2006)	20.33%	11.19%	7.37%	7.18%	5.98%	1.12	% net; 3.27% gross
China & Hong Kong Fund (June 30, 1994)	30.00%	15.58%	8.00%	3.91%	7.35%	1.54%
Dividend Builder Fund (March 30, 2012)	26.71%	13.80%	8.70%	—	10.50%	0.68	% net; 2.00% gross
Global Energy Fund (June 30, 2004)	10.40%	-3.97%	-3.85%	-1.47%	5.16%	1.45	% net; 1.60% gross
Global Innovators Fund Investor Class (December 15, 1998)	37.00%	15.38%	10.28%	13.34%	8.10%	1.25	% net; 1.30% gross
Global Innovators Fund Institutional Class (December 31, 2015)	37.35%	15.66%	10.50%	13.45%	8.15%	1.00	% net; 1.13% gross
Renminbi Yuan & Bond Fund (June 30, 2011)	3.68%	3.64%	0.60%	—	1.32%	0.93	% net; 3.52% gross

Periods of greater than one year are average annualized returns; one year and shorter period returns are actual returns. All returns are for the periods ending December 31, 2019.

Performance data shown for the Global Innovators, Institutional Class (GINNX), prior to its launch date on December 31, 2015, uses performance data from the Global Innovators, Investor Class (IWIRX).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Each of the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

Expense ratios are from the most recent prospectus (dated May 1, 2019) and are from the most recent audited financials (period ending December 31, 2018) at the time that prospectus was completed.

Morningstar Ratings As Of December 31, 2019

Fund	Category	Overall		3-Year		5-Year		10-Year
Alternative Energy	Foreign Small/	1	*	3	***	1	*	1	*
	Mid Value	(40	funds)	(40	funds)	(32	funds)	(10	funds)
Asia Focus	Pacific/Asia	2	**	4	****	3	***	1	*
	ex-Japan	(76	funds)	(76	funds)	(68	funds)	(35	funds)
Asia Pacific Dividend	Pacific/Asia	4	****	3	***	4	****	4	****
Builder	ex-Japan	(76	funds)	(76	funds)	(68	funds)	(35	funds)
China & Hong Kong	China Region	3	***	4	****	4	****	2	**
		(74	funds)	(74	funds)	(70	funds)	(46	funds)
Global Energy	Energy Equity	3	***	4	****	3	***	3	***
		(89	funds)	(89	funds)	(80	funds)	(57	funds)
Global Innovators	Large Growth	2	**	2	**	2	**	2	**
Investor Class		(1,218	funds)	(1,218	funds)	(1,086	funds)	(811	funds)
Global Innovators	Large Growth	2	**	2	**	2	**	3	***
Institutional Class		(1,218	funds)	(1,218	funds)	(1,086	funds)	(811	funds)
Renminbi Yuan &	Emerging Markets	2	**	2	**	2	**
Bond	Local Currency Bond	(73	funds)	(73	funds)	(68	funds)
Dividend Builder	World Stock	4	****	4	****	4	****
		(722	funds)	(722	funds)	(605	funds)

Morningstar Ratings Disclosure

Global Innovators Fund ratings shown were given for the Investor Share Class.

The Morningstar RatingTM for funds, or "star rating", is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product's monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The Morningstar Rating does not include any adjustment for sales loads. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10- year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

© 2020 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees (applicable to the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund); and (2) ongoing costs, including advisory fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (07/01/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (07/01/19 to 12/31/19)	Expense Ratios During Period* (07/01/19 to 12/31/19)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$1,092.10	$10.44	1.98	%†
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$10.06	1.98	%†
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$1,115.10	$10.56	1.98	%†
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$10.06	1.98	%†
Guinness Atkinson Asia Pacific Dividend Builder Fund Actual	$1,000.00	$1,064.70	$5.72	1.10	%†
Guinness Atkinson Asia Pacific Dividend Builder Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10	%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$1,135.50	$9.26	1.72%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.53	$8.74	1.72%
Guinness Atkinson Dividend Builder Fund Actual	$1,000.00	$1,101.90	$3.60	0.68	%†
Guinness Atkinson Dividend Builder Fund Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47	0.68	%†
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$982.10	$7.29	1.46	%†
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.43	1.46	%†
Guinness Atkinson Global Innovators Fund - Investor Class Actual	$1,000.00	$1,131.90	$6.66	1.24	%†
Guinness Atkinson Global Innovators Fund - Investor Class Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31	1.24	%†
Guinness Atkinson Global Innovators Fund - Institutional Class Actual	$1,000.00	$1,130.20	$5.32	0.99	%†
Guinness Atkinson Global Innovators Fund - Institutional Class Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04	0.99	%†
Guinness Atkinson Renminbi Yuan & Bond Fund Actual	$1,000.00	$1,001.20	$5.80	1.15	%†
Guinness Atkinson Renminbi Yuan & Bond Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15	%†

*Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

†Net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND Annual Report for the period ended December 31, 2019

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year	3 Years	5 Years	10 Years
Fund	30.20%	9.91%	-0.51%	-6.45%
Benchmark Indices:
MSCI World Index (Net Return)	27.67%	12.56%	8.73%	9.46%
Wilderhill Clean Energy Index	59.28%	23.88%	5.83%	-3.76%

For the Fund's current one-year expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

2019 was positive for alternative energy equities, with your fund delivering a total return of 30.2%, outperforming the MSCI World Net Total Return Index (+27.7%) by 2.5%.

Jonathan Waghorn and Will Riley joined Edward Guinness as co-managers of the Guinness Alternative Energy Fund at the start of 2019. Will and Jonathan are also co-managers of the Guinness Global Energy Fund and have been managing funds in the energy sector since 2010 and 2008. This has included coverage of the alternative energy sector and investing in alternative energy stocks.

Effective May 1, 2019 the benchmark for the fund has changed from the Wilderhill Clean Energy Index (the ECO Index) to the MSCI World Net Return Index since the MSCI World Index is more representative of the Fund's investment strategies. The fund now considers companies involved in the entire alternative energy value chain (including the generation of renewable energy as well as its consumption and storage). The Wilderhill Clean Energy Index is a very specialist and volatile index and, given the portfolio management changes, it no longer represents the full extent of the investment universe for the fund. Since the Fund is not an index fund, is not designed to track the MSCI World Index, there will be periods of divergence between the fund and the MSCI World Equity Index. However, the portfolio managers believe that the growth and improving economics of alternative energy companies provides the potential for the fund to outperform global equities, in general, on a three to five-year view.

In terms of 2019 performance, as ever, there was significant divergence between the equity sub sectors so we provide a tour of our four key subsectors to highlight their share price performance trends in 2019 and their current valuation outlook.

The Displacement sector of our universe contained 28 equities with businesses focused on energy efficiency and covering multiple technologies. The majority of these technologies have fared well so far in 2019 with the median equity delivering a return of around 15% (those focused on energy efficiency delivered stronger returns while those focused on alternative fuels were weaker). Better performing technology areas included LED equipment manufacturing companies, waste management companies and heating efficiency companies.

Companies participating in the ethanol market, mainly in the US, experienced a volatile year despite a positive macro tailwind as US ethanol mandates expanded in 2019 to 20bn gallons (with 16bn gallons from corn ethanol). However, the sector was buffeted by political crosswinds, with ethanol prices falling sharply mid-year as the US government announced plans to reduce the number of refineries needing to blend in ethanol, then rallying on a possible reversal of that plan. The ethanol subsector of our universe delivered a total return of 10% in 2019 with a number of companies including Future Fuel and The Andersons delivering negative total returns.

Electrification was generally the weakest of the alternative energy subsectors in 2019, with companies involved in the battery supply chain producing particularly poor total returns. Our universe of Electrification equities contained 65 companies with nearly one third of them delivering a negative total return for the year so far, and the median equity delivering around a 10% return.

Electric vehicle component manufacturers, particularly on the high-tech side, delivered the best total returns. The shift to a cleaner, safer, and more efficient auto sector is positive news for many of the more sophisticated component manufacturers (e.g. of thermal management systems, power management and sensors) which are seeing their dollar content per vehicle rise. Physical

ALTERNATIVE ENERGY FUND

car component manufacturers delivered a 16% total return while those manufacturing electronic car components delivered close to 30% total return.

Many of the producers of key battery metals, such as lithium and cobalt, suffered as the prices of those metal fell in 2019, after a strong run-up in 2017/18. Spot lithium carbonate prices fell by more than 20% in 2019 to around $10,000/mt amid a global glut of supply. Lithium supply, spurred by high prices, has been growing more quickly than demand, even with the acceleration in lithium-ion battery manufacturing for electric vehicles. Similarly, cobalt prices have dropped this year (albeit only back to the level at the start of 2017) as the cobalt market has looked in better balance than many had anticipated. Our alternative energy universe contained 10 raw materials companies and only one, Toyo Tanso, delivered a positive total return over the year.

Battery manufacturers were also held back as the race for lower battery costs (to make electric vehicles competitive with combustion engine vehicles) resulted in profit margins remaining low. Only GS Yuasa, Panasonic and Samsung SDI sneaked out positive returns for the year.

The Generation sector of our investment universe contained 50 equities with key business areas being either IPPs (independent power producers) or utilities. As a whole, the Generation sector performed very well in 2019, delivering a total return of over 20% which left it as the joint best-performing subsector of the four (broadly in line with the Installation sub sector).

Within Generation, utility companies delivered around a 25% total return while the IPPs performed particularly well, delivering a slightly higher total return. The overall strength was driven in part by falling interest rates and interest rate expectations, which lowered long-term discount rates in the sector. Wind and solar IPPs were assisted by continued falls in the cost of variable renewable energy developments, making them increasingly cost competitive versus incumbent sources of power generation. Allied to this, there was also growing positive sentiment towards the growth that can be achieved in wind and solar over the next few years.

Solar IPPs, both residential and utility-focused, were the strongest subsector within IPPs as the pace of expansion accelerated. Residential solar in the US, for example, has grown by around 25% in 2019 and is expected to grow by a similar rate in 2020.

The Installation subsector of our universe contained 53 companies that are involved in the supply chain associated with growth in renewable electricity generation. On the whole, these companies had a positive year and many recovered strongly from poor performance suffered in 2018. In 2019, they delivered a total average return of around 25%, with some subsectors in negative territory (grid storage companies and hydroelectric equipment manufacturers, for example) while some specialist subsectors have so far returned in excess of 50% total return.

For upstream solar, non-Chinese polysilicon manufacturers were weak as intense competition in the sector saw polysilicon prices fall (by around 20%). Chinese polysilicon manufacturers, which have expanded capacity rapidly at the lower end of the cost curve, performed better. Solar wafer and module manufacturers suffered in 2018 as a Chinese pull-back on solar subsidies dented demand in the sector. However, they bounced back well in 2019 as global demand for solar installations picked up by over 10%. The solar PV inverter sector was also particularly strong; smaller US players benefitted from Huawei's withdrawal from the US inverter market.

Wind equipment installers generally did well in 2019, benefitting in particular from the sharp rise in offshore wind developments (more than doubling from 4GW in 2018 to 9GW in 2019) and tax incentives in the US and China, which drove strong uptake of onshore wind in 2019 and 2020.

ALTERNATIVE ENERGY FUND

2019 Indicative portfolio contribution analysis

XINYI SOLAR HOLDINGS LTD
DAQO NEW ENERGY CORP-ADR
JINKOSOLAR HOLDINGS CO-ADR
CANADIAN SOLAR INC
NIBE INDUSTRIER AB-B SHS
SCHNEIDER ELECTRIC SE
HUANENG RENEWABLES CORP-H
ORMAT TECHNOLOGIES INC
KINGSPAN GROUP PLC
COSAN SA
ALBIOMA SA
VESTAS WIND SYSTEMS A/S
FIRST SOLAR INC
SUNPOWER CORP
GUINNESS SUSTAINABLE ENERGY FUND
CONCORD NEW ENERGY GROUP LTD
MSCI WORLD INDEX
HELLA GMBH & CO KGAA
JOHNSON CONTROLS INTERNATION
CHINA SUNTIEN GREEN ENERGY-H
TRANSALTA RENEWABLES INC
IBERDROLA SA
SENSATA TECHNOLOGIES HOLDING
ACUITY BRANDS INC
APTIV PLC
GENTHERM INC
ON SEMICONDUCTOR CORP
SIEMENS GAMESA RENEWABLE ENE
AMERESCO INC-CLA
WASION HOLDINGS LTD
RICARDO PLC
QUANTA SERVICES INC
SAMSUNG SDI CO LTD
GOOD ENERGY GROUP PLC
BOER POWER HOLDINGS LTD
CHINA DATANG CORP RENEWABL-H
INIZIATIVE BRESCIANE-INBRE S
CHINA LONGYUAN POWER GROUP-H
PRYSMIAN SPA
JOHNSON MATTHEY PLC
LG CHEM LTD
TIANNENG POWER INTL LTD
TPI COMPOSITES INC
CHINA SINGYES SOLAR TECH
-4.00
-2.00
0.00
2.00
4.00
Contribution to return (percent)

Source: Bloomberg, Guinness Atkinson

Overall, alternative energy equities delivered a strong return in 2019. Underlying alternative energy company profitability continued to improve; our portfolio of alternative energy equities likely delivered in excess of 10% return on capital employed in 2019, up from 9% in 2018 and materially higher than the post-financial crisis level of 6% in 2009.

ALTERNATIVE ENERGY FUND

2.  Activity

There were twelve switches in the portfolio during the first quarter of 2019:

Stocks that were added to the portfolio:

Name	Subsector	Bloomberg Code
Ameresco Inc	Displacement	AMRC US Equity
Aptiv PLC	Electrification	APTV US Equity
Gentherm Inc	Electrification	THRM US Equity
Hella	Electrification	HLE GY Equity
Samsung SDI	Electrification	006400 KS Equity
Johnson Matthey PLC	Electrification	JMAT LN Equity
ON Semiconductor Corp	Electrification	ON US Equity
Tianneng Power International Ltd	Electrification	819 HK Equity
Iberdrola	Generation	IBE SM Equity
TransAlta Renewables Inc	Generation	RNW CN Equity
Quanta Services Inc	Installation	PWR US Equity
Siemens Gamesa Renewable Energy SA	Installation	SGRE SM Equity

ALTERNATIVE ENERGY FUND

Stocks that were sold from the portfolio:

Name	Subsector	Bloomberg Code
Cosan SA Industria e Comercio	Displacement	CSAN3 BZ Equity
Johnson Controls International plc	Displacement	JCI US Equity
Ricardo PLC	Electrification	RCDO LN Equity
China Datang Corp Renewable Power Co Ltd	Generation	1798 HK Equity
Concord New Energy Group Limited	Generation	182 HK Equity
Good Energy Group	Generation	GOOD LN Equity
Iniziate Bresciane Spa	Generation	IB IM Equity
Boer Power Holdings Limited	Installation	1685 HK Equity
China Singyes Solar Technologies	Installation	750 HK Equity
JinkoSolar Holding Co Ltd	Installation	JKS US Equity
Prysmian SpA	Installation	PRY IM Equity
SunPower Corp	Installation	SPWR US Equity

There were no other stock switches during the year but the portfolio was actively rebalanced on several occasions.

ALTERNATIVE ENERGY FUND

3.  Portfolio Position

The sector and geographic weightings of the portfolio at December 31, 2019 were as follows:

Sector breakdown	Dec. 31, 2019	Geographic breakdown	Dec. 31, 2019
Displacement		US	28.8%
Efficiency	14.6%	China	18.7%
Electrification		Spain	7.5%
Battery	11.6%	France	7.3%
Electric vehicles	16.5%	Canada	7.1%
Generation		Ireland	7.0%
IPP	19.6%	South Korea	6.2%
Utility	3.8%	Sweden	3.9%
Installation		Denmark	3.6%
Equipment	33.2%	Germany	3.3%
Cash	0.7%	Hong Kong	2.9%
		UK	2.9%
		Cash	0.7%
Total	100%	Total	100%

4.  Outlook

We expect the 'energy transition' theme to remain central to political debate in 2020 and beyond as it offers an economic solution to energy security, urban pollution and carbon emissions for most countries.

Despite pushes for greater efficiency, world energy demand will grow again in 2020. Renewables will likely have satisfied only one-third of total global energy demand growth over the five years up to end-2020. Carbon emissions, from the combustion of fossil fuels, will reach new peaks. A ratcheting of carbon prices, to reward the development of lower carbon investments, is inevitable if governments keep to their Paris Agreement commitments.

We need to see energy efficiency take a centre stage. The slowdown in energy efficiency gains since 2015 is unlikely to be turned around in 2020 unless energy prices rise (forcing consumers to be more efficient) or social pressures on energy consumption, sustainability and carbon emissions broaden. Whilst we expect to see new appliance efficiency standards, new building insulation codes and a stronger take up of heat pumps and LEDs, we need to see an acceleration of government-mandated energy efficiency measures.

We expect the rate of cost reduction in lithium ion batteries to slow somewhat in 2020 as raw material deflation slows. On our estimates, the raw materials in a lithium ion battery currently cost over $100/kWh, leaving little room for all additional costs and margin for the manufacturers. Despite the higher manufacturing cost of EVs, the global auto industry will nearly double the size of its EV model range in 2020 with higher battery costs having to be either passed on to consumers or subsidised by government.

Solar installations will grow from 129GW in 2019 to 137GW in 2020 with China still being dominant (at 40GW), although less dominant than in previous years. The supply chain is likely to remain reasonably loose, although more concentrated than in recent years. Higher-cost players and those reliant on older technologies (such as multi rather than mono-silicon based solar modules) are likely to see profitability under pressure.

Wind installations will grow from 68GW in 2019 to 71GW in 2020 as changes in Chinese feed-in tariffs and lower US tax credits cause slower growth after a bumper year in 2019. The supply chain for wind is more consolidated than for solar, but pricing is still likely to remain under pressure as manufacturers compete for the limited market growth in 2020.

ALTERNATIVE ENERGY FUND

Our portfolio of alternative energy equities is likely to witness further ROCE (return on capital employed) improvement in 2020 as a result of top line growth and improving underlying economics. While near-term profitability will be impacted by the arrival and removal of individual subsidies and incentives, we believe that ROCE should improve from 2019 levels.

If ROCE achieves 12% and the stock market were to reflect it sustainably in the valuation of the equities, we would expect the portfolio to offer about 50% valuation upside. Coupled with P/E and EV/EBITDA metrics that are 10-20% lower than the MSCI World, we believe that the Guinness Atkinson Alternative Energy portfolio offers reasonably valued, concentrated exposure to an attractive 'mega trend'.

Portfolio managers

Will Riley	January 2020

Jonathan Waghorn	Ed Guinness

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than investments in larger companies. Fund's focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among various sectors.

The Wilderhill Clean Energy Index (ECO) is a modified equal US dollar-weighted index of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation. These indices are unmanaged, not available for investment and do not incur expenses. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

ALTERNATIVE ENERGY FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2019

One Year	Five Years	Ten Years
30.20%	-0.51%	-6.45%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

FUND HIGHLIGHTS at December 31, 2019
GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	43.2%
% of Stocks in Top 10:	37.6%
Fund Managers:
Edward Guinness
Will Riley
Jonathan Waghorn
Top 10 Holdings (% of net assets)		Industry Breakdown (% of net assets)
Daqo New Energy Corp.	4.0%	Electrification	38.3%
Kingspan Group PLC	3.9%	Renewable Energy Generation	27.2%
Nibe Industrier AB - B Shares	3.9%	Renewal Equipment Manufacturing	19.7%
Iberdrola SA	3.8%	Energy Efficiency	14.6%
Albioma SA	3.7%
Schneider Electric SE	3.7%
Siemens Gamesa Renewable Energy SA	3.7%
TransAlta Renewables Inc.	3.7%
Vestas Wind Systems A/S	3.6%
Xinyi Solar Holdings Ltd.	3.6%

SCHEDULE OF INVESTMENTS
at December 31, 2019

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 99.8%	Value
Electrification: 38.3%
3,100	APTIV PLC	$294,407
6,700	Gentherm Inc.*	297,413
5,480	Hella GmbH & Co. KGaA	303,302
6,860	Johnson Matthey PLC	272,239
990	LG Chem Ltd.	271,992
13,200	ON Semiconductor Corp.*	321,816
7,600	Quanta Services Inc.	309,396
1,490	Samsung SDI Co., Ltd.	304,282
3,300	Schneider Electric SE	338,712
5,900	Sensata Technologies Holding*	317,833
305,000	Tianneng Power International	232,101
558,000	Wasion Group Holdings Ltd.	272,824
		3,536,317
Energy Efficiency: 14.6%
2,300	Acuity Brands Inc.	317,400
18,300	Ameresco PLC*	320,250
5,840	Kingspan Group PLC	356,703
20,515	Nibe Industrier AB - B Shares	355,671
		1,350,024
Renewable Energy Generation: 27.2%
11,600	Albioma SA	338,320
408,000	China Longyuan Power Group Corp. - H Shares	258,125
973,000	China Suntien Green Energy Corp. Ltd. - H Shares	280,943
700,000	Huaneng Renewables Corp. Ltd. - H Shares	272,185
34,160	Iberdrola SA	351,768
4,259	Ormat Technologies Inc.	317,381
19,600	Siemens Gamesa Renewable Energy	343,756
28,900	TransAlta Renewables Inc.	345,433
		2,507,911
Renewal Equipment Manufacturing: 19.7%
14,200	Canadian Solar Inc.*	313,820
7,200	Daqo New Energy Corp.*	368,640
5,000	First Solar Inc.*	279,800
9,700	TPI Composites Inc.*	179,547
3,345	Vestas Wind Systems A/S	338,030
476,200	Xinyi Solar Holdings Ltd.	337,939
		1,817,776
	Total Common Stocks (cost $8,367,666)	9,212,028
	Total Investments in Securities (cost $8,367,666): 99.8%	9,212,028
	Other Assets less Liabilities: 0.2%	17,979
	Net Assets: 100.0%	$9,230,007

*  Non-income producing security.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON ASIA FOCUS FUND Annual Report for the period ended December 31, 2019

1.  Performance

ANNUALIZED TOTAL RETURNS

	1 Year	3 Years	5 Years	10 Years
Fund	29.20%	14.77%	7.87%	3.75%
Benchmark Index:
MSCI AC Far East Free ex Japan Index (Net Return)	19.45%	12.94%	6.73%	6.29%

(All performance data given in USD terms)

For the Fund's current one-year expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The fund rose 29.20% in 2019 compared to the benchmark which rose 19.45%. Chinese and Taiwanese positions led this performance where the Fund had exposure to technology, materials, health care and education.

Performance for both the market and the Fund was characterized by strong rallies at the beginning and end of the year and marked weakness in the middle. The twists and turns in the trade dispute between the US and China resulted in significant valuation contractions and expansions in amongst our north Asia and technology holdings. Trade was not the only issue. China is also in the midst of a structural growth deceleration which has been exacerbated both by trade matters and by China's need to address legacy debt issues. Indeed, most countries have had to contend with political or economic headwinds this year whether it be Korea's trade dispute with Japan coupled with slowing domestic growth, banking issues in India along with signs of religious tensions, slower domestic growth and currency strength in Thailand and never mind North Korea and upheavals in Hong Kong...there has been plenty to occupy the mind.

The best performing markets to which the Fund had exposure over the year were Australia, China and Taiwan. Only New Zealand did better. From a top down perspective, in a year when trade tensions were running high it may seem counter-intuitive that the best markets were the safer havens alongside those perceived to be in the eye of the storm but of course, they have followed rather different paths. The explanation lies in the sharp recovery in the last three months of the year as President Trump pared back his trade rhetoric. In China, this was evident most especially amongst consumer discretionary names. Chinese real estate, health care, technology, materials and even consumer staples, which together account for 20% of the China Index, also rose. Australia's performance however, was much more broad-based and spread across the year. All sectors outperformed apart from, utilities, technology and the troubled financial sector.

Whereas consumer discretionary sector performance in Asia was largely led by China, the best performing sector in the region overall was information technology and Taiwanese technology in particular. Technology accounts for 63% of MSCI Taiwan and accounts for over 50% of technology's weight in the regional benchmark. The sector's rally began in September was driven initially by an improving outlook for semiconductors, especially in memory chips which was augmented by a better reception to the new iPhone, by rising hopes for 5G telephony and the consequential boost to the component supply chain as well as by reduced trade concerns.

Among our leading stocks, there were four that more than doubled during the year. China Lesso, a manufacturer of plastic pipes, pipe fittings and building materials and New Oriental Education recovered from heavy price falls at the end of 2018, as steady earnings growth continued to come through. Elite Material manufactures copper clad laminates which are used to make printed circuit boards (PCBs), specialising in halogen free laminates which are environmentally friendly. Elite's share price surged as it regained its market share to provide Substrate-like PCBs (SLPs) for the iPhone, which is a high margin business. Sino Biopharmaceutical was one of the weaker stocks in 2018. One of Sino Biopharmaceutical's best-selling drugs, Runzhong, saw its price cut significantly but sales only fell moderately, implying significant volume growth in volume. Consequently, the company's results over the year were better than expected.

ASIA FOCUS FUND

On the weak side, Li & Fung fell 27% in 2019. The manufacturing supply chain business continues to be weak due to the struggles the traditional retail sector is facing but they argue that argue in a world where trade disputes may become more prevalent, there is still room for a sourcing agent such as Li & Fung. Chinese internet search engine, Baidu fell 20%. The core advertising business unexpectedly slowed in the first quarter of the year. The company moved to cut costs and focus more on extracting cash from its existing user base, delivering a visible improvement. Chinese wealth manager, Noah, fell following a credit issue in one of its wealth management products. Direct harm to the business is limited since such products are not guaranteed but the stock's valuation compressed as investors stepped back. Finally, contact lens maker St Shine Optical fell on moderating growth expectations and the headwinds caused by excess capacity manufacturing capacity. Its main markets are Japan and US but China has recently become a bright spot for the company and so capacity may well be directed to serve that market.

2.  Portfolio Changes

Two stocks went out of the portfolio. Glow Energy (held since October 2007) was an independent electricity producer in Thailand; it was acquired by Thailand's state-owned energy conglomerate, PTT. The other was China Minsheng Bank (held since January 2014). We see macro-economic conditions becoming more challenging for Chinese heavy industry and we see government efforts to lighten the burden by cutting interest rates to be headwinds for the banks.

In place of these we bought two new positions. We bought Ping An Insurance, a financial conglomerate the bulk of which is made up of life insurance, property and casualty insurance and banking. We think this company is well-placed for the structural story that we think is underway in China with its ageing and increasingly wealthy population. Secondly, we added Alibaba to the portfolio. This stock has performed extremely well in recent years and had "run away" from us earnings have grown and we think they have the potential to continue to do so; a spike in trade tensions created a bit of a pullback in the share price and we took the opportunity to add it to the portfolio.

3.  Portfolio Position

On a country basis, the replacement of one Thai position and one Chinese name with two Chinese names has increased our China weighting. On a sector basis, exposure to financial institutions has been maintained but the exposure to commercial banking has been replaced by insurance. Utility exposure has been halved to one position in favour of an increase to consumer discretionary.

Compared to the benchmark, the Fund is overweight relative to Australia, China Taiwan and Thailand. China's overweight position is almost matched exactly by the underweight position in Hong Kong; the other main underweight position is Korea with additional small underweights to Indonesia, Philippines and Singapore. On a sector basis, our three overweight positions are in technology, health care and consumer discretionary offset by matching underweight positions in real estate, financials, consumer staples and materials.

4.  Outlook

Consensus earnings estimates for the portfolio indicated an earnings contraction of around 3.9% in 2019 but for a potential rebound to 11.5% growth in 2020 followed by 13.4% in 2021. These estimates can, and probably will, change significantly in the months ahead. The contraction is 2019 is largely due to profit decline in technology names AAC Technologies, Catcher Technology and Samsung Electronics but is also attributable to some Chinese names like Geely Automotive. However, these earnings declines were expected and their share prices have been moving higher in anticipation of recovery next year.

It is undeniable that most countries in Asia are experiencing downward pressure on economic growth and given the size of the Chinese and Indian economies where pressure is perhaps greater, we would expect to see regional economic growth in 2020 to be slower than that of 2019, which in turn is likely to be down on 2018. Numbers collected by Bloomberg however still paint a reasonable picture: regional growth was 6.0% in 2018 and is expected to fall to 5.3% in 2019 and then to 5.2% in 2020 followed by 5.4% in 2021. The 2019 drop should not come as a surprise given the degree to which the trade dispute has distorted demand and exacerbated China's cyclical deceleration. The good news is that most countries have room to respond through monetary policy (interest rates) and fiscal moves (tax cuts, stimulus and spending).

We think that there is still plenty of growth to be found but that we have to look deeper than the headline GDP figures. Structural trends supporting consumption are still in place as are technological developments supporting consumer businesses (retail distribution, financial services and logistics). The advent of 5G telephony is having an impact right across the supply chain from network infrastructure, through personal devices to application services and we think will create a structural uplift to the technology sector in the next few years. Our approach means that we think we can evolve this strategy to incorporate more

ASIA FOCUS FUND

countries in the region as it develops while maintaining our requirement for quality management as evidenced by historically higher returns on capital, sustained over time.

Edmund Harriss

The Fund invests in foreign securities, which will involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets The Asia Pacific stock markets may experience periods of volatility and instability. Some domestic China "A" Shares are available through the Hong Kong Stock Connect or Shenzhen Stock Connect, which may be subject to risks of trading suspensions, quota limitations and additional risk. The Fund may invest in small-cap or mid-cap companies, which involves additional risks such as limited liquidity and greater volatility, than in larger companies.

The MSCI AC Pacific Ex-Japan Index is a market capitalization weighted index that monitors the performance of stocks from the Pacific region, excluding Japan. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. The index is unmanaged and not available for investment, and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Does Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

ASIA FOCUS FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2019

One Year	Five Years	Ten Years
29.20%	7.87%	3.75%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The MSCI All Country Far East Free ex-Japan Index (MSCI AC Far East Free ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance of the Far East region excluding Japan. The index referenced in this chart is not available for investment and does not incur expenses. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

FUND HIGHLIGHTS at December 31, 2019
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	34
Portfolio Turnover:	19.6%
% of Stocks in Top 10:	34.6%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
China Lesso Group Holdings Ltd.	3.8%	NetEase Inc. - ADR	3.4%
Largan Precision Co., Ltd.	3.7%	New Oriental Education & Technology Group Inc. - ADR	3.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.6%	Samsung Electronics Co., Ltd.	3.3%
AAC Technologies Holdings Inc.	3.5%	Elite Material Co., Ltd.	3.4%
Alibaba Group Holding Ltd.	3.4%	Novatek Microelectronics Corp.	3.2%
Industry Breakdown (% of net assets)
Commercial Banks	11.2%	Travel Services	3.0%
Semiconductor Components - Integrated Circuits	9.9%	Internet Application Software	2.9%
Electronic Component Miscellaneous	6.9%	MRI/Medical Diagnostic Imaging	2.9%
Building & Construction Products - Miscellaneous	3.8%	Pharmaceuticals	2.9%
Photo Equipment & Supplies	3.7%	Distribution/Wholesale	2.8%
E-Commerce/Services	3.4%	Insurance	2.8%
Entertainment Software	3.4%	Metal Processors & Fabricators	2.8%
Electronic Components - Semiconductor	3.3%	Web Portals	2.8%
Schools	3.3%	Auto/Truck Parts & Equipment	2.6%
Building Products - Cement/Aggregates	3.2%	Oil Company - Integrated	2.6%
Auto - Cars/Light Trucks	3.1%	E-Commerce/Services	2.5%
Public Thoroughfares	3.1%	Tobacco	2.4%
Electric - Generation	3.0%	Optical Supplies	2.3%
Investment Management/Advisor Sevices	3.0%

SCHEDULE OF INVESTMENTS
at December 31, 2019

GUINNESS ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 99.6%	Value
Australia: 5.9%
35,970	Corporate Travel Management Ltd.	$517,423
25,491	Sonic Healthcare Ltd.	514,252
		1,031,675
China: 49.7%
70,000	AAC Technologies Holdings Inc.	610,844
2,800	Alibaba Group Holding Ltd. - ADR	593,880
76,000	Anhui Conch Cement Co., Ltd. - H Shares	553,969
5,400	Autohome Inc.	432,054
3,900	Baidu Inc.*	492,960
610,000	China Construction Bank Corp. - H Shares	526,827
521,000	China Lesso Group Holdings Ltd.	667,923
96,000	China Merchants Bank Co., Ltd. - H Shares	493,397
275,000	Geely Automobile Holdings Ltd.	537,825
1,900	NetEase Inc. - ADR	582,616
4,800	New Oriental Education & Technology Group Inc. - ADR*	582,000
15,000	Noah Holdings Ltd.*	530,550
41,500	Ping An Insurance Group Co., of China Ltd. - H Shares	490,491
382,000	Shenzhen Expressway Co., Ltd. - H Shares	548,060
366,000	Sino Biopharmaceutical Ltd.	511,954
10,500	Tencent Holdings Ltd.	506,102
		8,661,452
Hong Kong: 2.8%
4,453,000	Li & Fung Ltd.	485,730
Malaysia: 2.5%
93,100	Public Bank Bhd	442,455
Singapore: 2.8%
25,079	DBS Group Holdings Ltd.	482,543
South Korea: 8.4%
46,930	Hanon Systems	452,796
5,210	KT&G Corp.	422,881
12,050	Samsung Electronics Co., Ltd.	581,833
		1,457,510
Taiwan: 18.9%
64,000	Catcher Technology Co., Ltd.	485,659
127,000	Elite Material Co., Ltd.	581,634
3,800	Largan Precision Co., Ltd.	635,154
77,000	Novatek Microelectronics Corp.	563,716
2	Shin Zu Shing Co., Ltd.	9
26,000	St Shine Optical Co., Ltd.	395,032
57,000	Taiwan Semiconductor Manufacturing Co., Ltd.	630,708
		3,291,912

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.6% (Continued)	Value
Thailand: 5.6%
47,000	Electricity Generating PCL/Foreign	$517,837
307,400	PTT PCL/Foreign	454,337
		972,174
United States: 3.0%
5,900	QUALCOMM Inc.	520,557
	Total Common Stocks (cost $11,962,914)	17,346,008
	Total Investments in Securities (cost $11,962,914): 99.6%	17,346,008
	Other Assets less Liabilities: 0.4%	67,163
	Net Assets: 100.0%	$17,413,171

*  Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND Annual Report for the period ended December 31, 2019

1.  Performance

ANNUALIZED TOTAL RETURNS

	1 Year	3 Years	5 Years	10 Years
Fund	20.33%	11.19%	7.37%	7.18%
Benchmark Index:
MSCI AC Pacific Ex Japan Index (Net Return)	20.30%	12.07%	6.45%	6.01%

(All performance data given in USD terms)

For the Fund's current one-year expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The fund rose 20.33% in 2019 compared to the benchmark which rose 20.30%. In the context of a Fund style which expect to lag strongly rising markets, we think capturing the rise was a very good outcome. The fund delivered a reported dividend yield of 3.01% as of the year end. Capital growth accounted for approximately 80% of the annual return and the dividend, 20%.

Performance was bookended by strong rallies at the beginning and end of the year and marked weakness in the middle. The ebb and flow of the trade dispute between the US and China resulted in significant valuation contractions and expansions in amongst our north Asia and technology holdings. Trade was not the only issue. China is also in the midst of a structural growth deceleration which has been exacerbated both by trade matters and by China's need to address legacy debt issues. Indeed, most countries have had to contend with political or economic headwinds this year whether it be Korea's trade dispute with Japan coupled with slowing domestic growth, banking issues in India along with signs of religious tensions, slower domestic growth and currency strength in Thailand and never mind North Korea and upheavals in Hong Kong...there has been plenty to occupy the mind.

The best performing markets over the year were Australia, New Zealand, China and Taiwan. From a top down perspective, in a year when trade tensions were running high it may seem counter-intuitive that the best markets were the safer havens alongside those perceived to be in the eye of the storm but of course, they have followed rather different paths. The explanation lies in the sharp recovery in the last three months of the year as President Trump pared back his trade rhetoric. In China, this was evident most especially amongst consumer discretionary names. Chinese real estate, health care, technology, materials and even consumer staples, which together account for 20% of the China Index, also rose. Australia's performance however, was much more broad-based and spread across the year. Most sectors outperformed apart from, utilities, technology and the troubled financial sector.

Whereas consumer discretionary sector performance in Asia was largely led by China, the best performing sector in the region overall was information technology and Taiwanese technology in particular. Technology accounts for 63% of MSCI Taiwan and accounts for over 50% of technology's weight in the regional benchmark. The sector's rally began in September was driven initially by an improving outlook for semiconductors, especially in memory chips which was augmented by a better reception to the new iPhone, by rising hopes for 5G telephony and the consequential boost to the component supply chain as well as by reduced trade concerns.

Stock market returns in India, Indonesia, Malaysia and Thailand were notably weaker on slowing domestic growth while Singapore benefitted from its developed market and relatively safer haven status. Korea was weaker last year as the country faced trade pressures on two fronts, from Japan as well as the overspill from the China/US dispute. Thailand has been an interesting case this year because economic growth has been held back by its unusually strong currency, up 9% against the dollar, which closed the year below THB30 to US$1 for the first time since 1996.

2.  Portfolio Changes

We sold Asustek Computer (held since Jun 2012) which has been undergoing a reorganisation to realign its component manufacturing business and its branded consumer electronics division which is split between computers and tablets on the one hand and smartphones on the other. Progress has been slow and the smartphone side has struggled to keep pace first with the growth of Apple and Samsung and subsequently with arrival of the Chinese makers.

ASIA PACIFIC DIVIDEND BUILDER FUND

We took the decision to reduce Chinese banking exposure selling China Minsheng Bank (held since Dec 2013) and Industrial & Commercial Bank of China (held since Feb 2011). We see macro-economic conditions becoming more challenging for Chinese heavy industry and we see government efforts to lighten the burden by cutting interest rates to be headwinds for the banks. We do not see China slipping toward anything like a financial crisis but we also see these banks as fully valued.

Pacific Textiles (held since Dec 2013) has failed to meet our expectations and we now think offers little prospect for growth. Environmental matters had put this stock on our watch list and with weaker demand prospects also becoming evident we concluded the high dividend was insufficient compensation. The final position sold was Delta Electronics Thailand (held since Mar 2006) by means of a tender to the parent company which sought to take full ownership of the business.

In their places we bought China Medical System, a pharmaceutical distributor of both branded and generic drugs. China Resources Gas (CRG) is one of the few utility companies that make it into our universe. Its focus is on the provision of gas to urban household customers. Ping An Insurance is a financial conglomerate the bulk of which is made up of life insurance, property and casualty insurance and banking. We think this company is well-placed for the structural story that we think is underway in China with its ageing and increasingly wealthy population.

Godrej Consumer Products is an Indian consumer staples company whose products fall into four broad categories: Soap, hair care, household insecticides (mosquito repellent) and air care (fresheners). A little over half their revenue comes from India, with Indonesia, Africa, Middle East, US and Latin America the other main markets. Tech Mahindra was the final new purchase. It has the highest exposure to telecoms of the Indian IT consultants. We believe the dynamics for this sector are about to change with the advent of 5G which is based on different technology, requiring different hardware and with wider application than just smartphones.

3.  Portfolio Position

The main change to the portfolio on a country basis has been the introduction of two Indian companies at the expense of one Thai position and one Taiwanese. On a sector basis, the changes made included a utility name, China Resources Gas, for the first time since we sold Thai Tap Water in 2014. The addition of Godrej Consumer Products brings our Consumer Staples exposure to two positions (5.5%). The purchase of China Medical System added a third name to healthcare exposure alongside Sonic Healthcare and St Shine Optical. Financial exposure has been adjusted by scaling back Chinese banking exposure and the addition of Chinese insurer, Ping An. This has brought our overall Chinese financials exposure down from four positions to three. Finally, the Fund's technology exposure has been realigned a little by the sale of Taiwanese manufacturer, Asustek and the purchase of Indian IT consultant, Tech Mahindra.

Compared to the benchmark, the Fund was underweight relative to Australia, China and Korea and is overweight relative to Singapore, Taiwan and Thailand. On a sector basis, underweight exposures to communication services, industrials and materials were matched by overweight exposure to consumer discretionary, health care, technology and real estate.

4.  Outlook

Consensus earnings estimates for the portfolio indicate a compound average annual growth rate in profits for the 3 years 2018-2021 of 6.2%. This is the product of estimated earnings growth for the portfolio's holdings of 3.3% for full year 2019 followed by 6.6% for 2020 and 8.8% for 2021. These estimates can, and probably will, change significantly in the months ahead. We expect the companies in the portfolio to stick to their dividend distribution policies and thus, so long as profits are expected to grow, we would hope to see another year of underlying core dividend growth.

It is undeniable that most countries in Asia are experiencing downward pressure on economic growth and given the size of the Chinese and Indian economies where pressure is perhaps greater, we would expect to see regional economic growth in 2020 to be slower than that of 2019, which in turn is likely to be down on 2018. Numbers collected by Bloomberg however still paint a reasonable picture: economic growth in Asia ex Japan growth was 6.0% in 2018 and is expected to fall to 4.3% in 2019 and then to 4.2% in 2020 followed by 4.5% in 2021. The 2019 drop should not come as a surprise given the degree to which the trade dispute has distorted demand and exacerbated China's cyclical deceleration. The good news is that most countries, with the exceptions of India and Indonesia, have room to respond through monetary policy (interest rates) and fiscal moves (tax cuts, stimulus and spending).

We believe there to be a solid and growing crop of companies in Asia with operating track records that good enough for us to be confident of a growing source of dividends. Domestic Chinese A shares, for example are as yet an untapped source for us in this

ASIA PACIFIC DIVIDEND BUILDER FUND

strategy but a large number of companies are now accessible to international investors and some are of undoubted interest to us. Our approach means that we think we can evolve this strategy to incorporate other areas in the region as it develops while maintaining our requirement for quality management as evidenced by historically higher returns on capital, sustained over time.

Edmund Harriss

The Fund invests in foreign securities, which will involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. The Asia Pacific stock markets may experience periods of volatility and instability. Some domestic China "A" Shares are available through the Hong Kong Stock Connect or Shenzhen Stock Connect, which may be subject to risks of trading suspensions, quota limitations and additional risk. The Fund may invest in small-cap or mid-cap companies, which involves additional risks such as limited liquidity and greater volatility, than in larger companies.

The MSCI AC Pacific Ex-Japan Index is a market capitalization weighted index that monitors the performance of stocks from the Pacific region, excluding Japan. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. The index is unmanaged and not available for investment, and do not incur expenses.

Earnings growth is not a measure of the Fund's future performance.

Please refer to the Schedule of Investments for details on Fund holdings. Does Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

ASIA PACIFIC DIVIDEND BUILDER FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2019

One Year	Five Years	Ten Years
20.33%	7.37%	7.18%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The MSCI All Country Pacific Free ex-Japan Index (MSCI AC Pacific ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Pacific region including Japan. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

FUND HIGHLIGHTS at December 31, 2019
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND

# of Holdings in Portfolio:	36
Portfolio Turnover:	33.0%
% of Stocks in Top 10:	30.3%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
Largan Precision Co., Ltd.	3.6%	China Mobile Ltd.	2.9%
Elite Material Co., Ltd.	3.2%	DBS Group Holdings Ltd.	2.9%
Luk Fook Holdings International Ltd.	3.1%	Corporate Travel Management Ltd.	2.9%
Ascendas Real Estate Investment Trust - REIT	3.0%	St Shine Optical Co., Ltd.	2.9%
Yangzijiang Shipbuilding Holdings Ltd.	3.0%	China Merchants Bank Co., Ltd. – H Shares	2.8%
Industry Breakdown (% of net assets)
Commercial Banks	13.8%	Life/Health Insurance	2.8%
Electronic Component - Miscellaneous	8.8%	MRI/Medical Diagnostic Imaging	2.8%
Semiconductor Components - Integrated Circuits	8.2%	Retail - Consumer Electronics	2.7%
REITS - Shopping Centers	5.5%	Distribution/Wholesale	2.6%
Photo Equipment & Supplies	3.6%	Diversified Financial Services	2.6%
Retail - Jewelry	3.1%	Gas-Distribution	2.6%
REITS - Diversified	3.0%	Metal Processors & Fabricators	2.6%
Cellular Telecommunications	2.9%	Soap & Cleaning Preparation	2.6%
Optical Supplies	2.9%	Tobacco	2.6%
Shipbuilding	2.9%	Auto/Truck Parts & Equipment	2.5%
Travel Services	2.9%	Medical Products	2.5%
Communications Software	2.8%	Oil Company - Integrated	2.5%
Insurance	2.8%	Retail - Apparel/Shoe	2.4%
Investment Management/Advisor Sevices	2.8%

SCHEDULE OF INVESTMENTS
at December 31, 2019

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND BUILDER FUND

Shares	COMMON STOCKS: 99.8%	Value
Australia: 11.1%
9,550	Corporate Travel Management Ltd.	$137,375
5,296	Janus Henderson Group PLC	130,402
4,787	JB Hi-Fi Ltd.	126,535
6,428	Sonic Healthcare Ltd.	129,678
		523,990
China: 24.5%
15,000	AAC Technologies Holdings Inc.	130,895
148,000	China Construction Bank Corp. - H Shares	127,820
141,000	China Lilang Ltd.	115,080
83,000	China Medical System Holdings - H Shares	119,507
26,000	China Merchants Bank Co., Ltd. - H Shares	133,629
16,500	China Mobile Ltd.	138,691
22,000	China Resources Gas Group Ltd.	120,834
11,000	Ping An Insurance Group Co of China Ltd - H Shares	130,010
167,100	Yangzijiang Shipbuilding Holdings Ltd.	139,141
		1,155,607
Hong Kong: 11.0%
35,000	BOC Hong Kong Holdings Ltd.	121,495
1,129,000	Li & Fung Ltd.	123,150
12,500	Link REIT/The	132,339
50,000	Luk Fook Holdings International Ltd.	144,049
		521,033
India: 5.4%
12,770	Godrej Consumer Products Ltd.	122,000
12,220	Tech Mahindra Ltd.	130,360
		252,360
Malaysia: 2.8%
27,500	Public Bank Bhd	130,693
Singapore: 8.6%
63,568	Ascendas Real Estate Investment Trust - REIT	140,364
68,400	CapitaLand Mall Trust - REIT	125,099
7,164	DBS Group Holdings Ltd.	137,842
		403,305
South Korea: 5.2%
12,440	Hanon Systems	120,025
1,540	KT&G Corp.	124,997
		245,022

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.8% (Continued)	Value
Taiwan: 20.4%
16,000	Catcher Technology Co., Ltd.	$121,415
33,000	Elite Material Co., Ltd.	151,133
43,517	Hon Hai Precision Industry Co., Ltd.	132,090
1,000	Largan Precision Co., Ltd.	167,146
18,000	Novatek Microelectronics Corp.	131,778
9,000	St Shine Optical Co., Ltd.	136,742
11,000	Taiwan Semiconductor Manufacturing Co., Ltd.	121,716
		962,020
Thailand: 5.2%
81,400	PTT PCL/Foreign	120,309
37,500	Tisco Financial Group PCL/Foreign	125,021
		245,330
United States: 5.6%
2,500	Aflac Inc.	132,250
1,500	QUALCOMM Inc.	132,345
		264,595
	Total Common Stocks (cost $4,276,720)	4,703,955
	Total Investments in Securities (cost $4,276,720): 99.8%	4,703,955
	Other Assets less Liabilities: 0.2%	9,744
	Net Assets: 100.0%	$4,713,699

PLC - Public Limited Company

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON CHINA & HONG KONG FUND Annual Report for the period ended December 31, 2019

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year	3 Years	5 Years	10 Years
Fund	30.00%	15.58%	8.00%	3.91%
Benchmark Index:
Hang Seng Composite Index	15.36%	12.00%	6.62%	5.63%

For the Fund's current one-year expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

In 2019 the Fund rose 30.00% compared to the Hang Seng Composite Index which rose 15.36%.

The fourth quarter of 2018 saw sharp falls for many of the Fund's holdings, most of which we felt were unwarranted. This meant that at the end of 2018 the Fund was valued at 8.3x forward earnings. However, we remained confident in our holdings given their ability to achieve a persistently high return on capital over time and in our belief they would continue to achieve these returns. Furthermore, more than half of the Fund's holdings traded on valuations that incorporated minimal expectations for future growth.

Over the course of 2019, the multiple the market was willing to pay for the companies in the Fund increased significantly. The Fund ended the year valued at 11.5x on forward earnings, a 38% increase from the previous year. The sharp recovery in the Fund's valuation is likely linked to the solid earnings profile of the companies it holds, in what is a tougher operating environment in China. The Fund's portfolio is expected to grow earnings by 4% for 2019, based on consensus earnings estimates while consensus estimates for the broad market are suggesting a contraction.

China's economic growth target was lowered from "about 6.5%" in 2018 to 6.0-6.5% in 2019. Policymakers know the pitfalls of unsustainable economic growth, driven by debt accumulation, but are facing a tricky balancing act. Reducing the pace of growth too dramatically could lead to job losses and potential social instability. Reducing the pace of growth insufficiently will lead to further debt creation, some of which is likely to be written off at a significant cost in the long term. The trade war with the US further added pressure to the economy.

Policymakers shifted the focus away from deleveraging and towards stabilising growth. The required reserve ratio (commercial bank deposits required to be placed with the central bank) was cut several times in 2019, aiming to boost liquidity. Interest rates were cut moderately in order to lower funding costs. Large state-owned banks historically have not been very effective in lending to smaller and medium-sized businesses and so despite looser monetary policy, we sense they are still finding it hard to obtain credit.

In 2019, the there was an increase in the number of debt defaults in China. The government is much more willing in letting larger firms default, making it clear it will not implicitly guarantee debt. Tewoo Group, a large commodities trader backed by the local government in Tianjin is one such case. This is in fact a welcome development as it reinforces the concept of risk and reduces the dangers from moral hazard. But it has made us reluctant to further increase exposure to affected industries, such as banks and heavy industrials.

There are also a couple of other factors to bear in mind. The US and China have agreed to a 'Phase One' deal which has eased fears of further deterioration in relations. Its scope is fairly limited and leaves out important points of contention which will eventually need to be addressed – this is not likely to be a smooth process. Secondly, China's demographic shift toward a shrinking labour force and ageing population has a significant influence over long term industrial, tax and welfare policies. The country's working age population has already peaked while the birth rate continues to fall. This is one of the motivations behind the "Made in 2025" plan, as producing more complex goods should generate funds to provide for the country's growing group of pensioners.

Though we have outlined the risks present in China, we must not forget the opportunities present in the country. China's economic growth over the foreseeable future is still likely to be well above that of developed economies. The impact of the trade dispute

CHINA & HONG KONG FUND

reinforces the need to develop a higher degree of self-sufficiency in technology. The focus on pillar industries such as electric vehicles and sustainable energy is supported by the weight of demand afforded by its sizeable domestic market. The application of technology to consumer businesses is evident from the growth in online retail and in payment platforms. As investment in these areas continues, we can see a path toward greater improvements in productivity which are essential if China is not to be bogged down in the middle-income trap.

The Fund is set up to invest in A shares, which opens up the universe to interesting ideas that are less prevalent in the offshore market. The companies in the onshore universe are, on average, growing earnings at a faster rate than in the offshore universe which makes them particularly appealing. There are just over 100 A shares which make it into the quality universe, with good diversification between sectors. Financials make up less than 10% of the A share universe compared to 37% of the Shanghai Composite. There is solid representation in our A share universe from the Consumer Discretionary, Consumer Staples, Health Care, Industrials and Information Technology sectors.

The best performing stocks were China Lesso (total return of +170.74%), New Oriental Education (+121.22%) and Sino Biopharmaceutical (+114.42%). China Lesso is a manufacturer of plastic pipes, pipe fittings and building materials. The forward price/earnings multiple that the market had been assigning to the stock fell from a high of 8.5x in 2017 to just above 4.0 at the end of 2018. The company has consistently grown earnings since we launched the Fund and so to us, it was puzzling that the market was assigning such a low value to the business. Over the course of 2019, the valuation rebounded. The business is expected to show rising earnings for 2019 as the government is investing in a number of infrastructure projects to reduce water pollution and is also pushing the country's energy consumption towards gas. Both factors should lead to greater demand for pipes.

New Oriental Education provides tutoring services in China. Like others in the Fund, the company's valuation fell sharply in 2018 and then partly recovered in 2019, along with strong earnings growth. Management is targeting revenue growth of approximately 30% in the next financial year. We think margins should rise over time as the business has pricing power – for example, in the summer promotion, the company doubled its prices compared to 2018 but still managed to grow enrolments by 4%. Secondly, efficiency should increase as learning centres which were opened in the past year or two are beginning to reach the target level of utilisation.

Sino Biopharmaceutical was amongst the Fund's weakest stocks in 2018. The government has been cutting prices for drugs, with greater cuts for unbranded drugs. Both companies, however, have done better than expected in 2019. One of Sino Biopharmaceutical's best-selling products, Runzhong, saw its price cut significantly but sales have only fallen, implying significant growth in volume. Sales of oncology products have accelerated, driven by anlotinib which was originally approved to treat small cell lung cancer, but is now also approved to treat soft tissue sarcoma, another type of cancer. China Medical System also reported good results and has signed deals with other pharmaceutical companies to sell newer, more innovative drugs.

The weakest stocks were Pacific Textiles (total return of -20.54%), Baidu (-20.30%) and Noah (-18.35%). Pacific Textiles is a manufacturer of knitted fabrics which started off in China but, like its peers, has diversified into Vietnam to take advantage of lower labour costs. This expansion into Vietnam has not been a success. Problems have plagued the company's factory in the country, ranging from protests over the way the land was acquired, to a shutdown of the factory so new water pipes could be installed to meet tougher environmental regulations. We believed the business would find it difficult to grow revenue in the medium term and so sold the stock.

Baidu has been spending a lot on content and traffic acquisition costs to build scale for iQiyi (the Chinese Netflix) and its newer apps, such as Baijiahao (a newsfeed app). This was fine in the past as the core business of advertising was highly cash generative, supporting these growing businesses. However, during the first quarter the ad business unexpectedly slowed down. Management believed advertising inventory in the market increased towards the end of the first quarter, lowering prices. Since then, the growth in costs slowed considerably as the company ensured marketing met "stringent ROI criteria". The focus shifted more towards in-app monetisation and several encouraging examples were given. For example, a well-known e-commerce company used Baidu's Smart Mini Programs (a stripped-down version of its app accessible within Baidu) to give away coupons. It saw its sales conversion rate improve 2.5x compared to its HTML page. Baidu now thinks demand for advertisements is stabilising and though the business faces challenges, we think the share price is being overly pessimistic.

Noah announced that one of its credit funds was in default. The Fund was worth 2% of Gopher's (Noah's asset management business) AUM and there is no indication that Noah itself is responsible for reimbursement. Noah is sensibly stepping away from distribution of single counterparty credit products where the funds are lent to a single entity, and moving into offering fixed income products with greater underlying diversification. This is in preparation for new rules coming into effect in the coming

CHINA & HONG KONG FUND

years which will increase regulation and oversight. Publicly offered funds will only be able to invest in standardised products. The holdings of a fund must be entrusted to an independent custodian and must be transacted on approved exchanges. Financial products will eventually have to regularly disclose their net asset value (NAV), moving China's fund industry closer to developed market practices.

2.  Activity

Four switches were made. Due to slower economic growth and rising level of defaults, we thought it was likely that ICBC and China Minsheng Bank would have to increase bad debt provisions. This has the effect of reducing earnings growth. Though valuations for both banks looked low relative to their history, we thought this reflected our view that earnings growth would be hard to come by. Stock specific issues were the ultimate trigger for selling both positions. In the case of ICBC, its move to take a large stake in the Bank of Jinzhou was troubling as Jinzhou was facing issues with its credit quality. In the case of China Minsheng Bank, the return on capital had dipped and we thought it was unlikely to return to its previous levels. Therefore we sold ICBC and China Minsheng Bank.

In addition to the sale of Pacific Textiles, we sold VTech. VTech is well known for its toys and electronic learning products but also makes phones and is engaged in contract manufacturing services. Though VTech's Asian business is growing rapidly, we thought persistent weakness elsewhere in the business meant the prospects for earnings growth was remote. The residential phones business is in a long-term structural decline. Logistics issues in Europe and tough market conditions meant sale of Vtech branded toys fell. We felt that there were better opportunities elsewhere in the universe with a much greater likelihood of earnings growth.

3.  Outlook

Consensus earnings estimates for the portfolio indicate a compound average annual growth rate in profits for the three years 2018-2021 of 8%. This is the product of estimated earnings growth for the portfolio's holdings of 4% for full year 2019 followed by 10% for 2020 and 12% for 2021. These estimates are, of course, likely to change significantly in the months ahead.

It is undeniable that China is experiencing downward pressure on economic growth. So it is important that we remain vigilant on valuations and ensure that especially for potential new entrants into the Fund, growth expectations are reasonable and we do not overpay for growth. A good example is the Consumer Staples sector, where very few offshore companies make it through into our quality universe. In the onshore market, there are more companies which pass the quality test but valuations are at their highest since 2010 and forecasted returns on capital are well above their long- and short-term averages. Due to the fact the A share market is dominated by retail investors, companies that do not meet expectations can see significant multiple de-ratings and this is something we would like to avoid in the Fund.

On the manufacturing side, the new 5G telecom standard is likely to have a big impact. Initially we should see this amongst the component manufacturers because the new standard requires an upgrade to the whole system from transmission through to reception. However, over time the application of this technology opens up opportunities for commercial and industrial users as well as consumers. We think this process is one that will last for several years (i.e. a secular, rather than cyclical uplift).

Domestic Chinese A shares, are as yet an untapped source for us in this strategy but a large number of companies are of undoubted interest to us. Our approach means that we think we can evolve this strategy to incorporate A shares, while maintaining our requirement for quality management as evidenced by historical above average returns on capital.

Edmund Harriss

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The China and/or Hong Kong stock markets in which the Fund invests may experience periods of volatility and instability. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy. China and/or Hong Kong stocks may fall out of favor with investors, the value of Chinese currencies may decline relative to the U.S. dollar and/or China or Hong Kong stock markets may decline generally. The Fund invests in invest in small-cap or mid-cap, which involve additional risks such as limited liquidity and greater volatility, than investments in larger companies.

CHINA & HONG KONG FUND

The Hang Seng Composite Index is a market capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the main board of the Hong Kong Stock Exchange. This index is unmanaged, not available for investment and does not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

CHINA & HONG KONG FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2019

One Year	Five Years	Ten Years
30.00%	8.00%	3.91%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market capitalization for the past twelve months. The index referenced in this chart is not available for investment and does not incur expenses. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

FUND HIGHLIGHTS at December 31, 2019
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:	32
Portfolio Turnover:	24.2%
% of Stocks in Top 10:	36.0%
Fund Manager:
Edmund Harriss
Top 10 Holdings (% of net assets)
Tongda Group Holdings Ltd.	4.5%	New Oriental Education & Technology Group Inc. - ADR*	3.5%
China Lesso Group Holdings Ltd.	3.9%	Weichai Power Co., Ltd. - H Shares	3.4%
Anhui Conch Cement Co., Ltd. - H Shares	3.7%	Alibaba Group Holding Ltd. - ADR	3.4%
Shenzhen Expressway Co., Ltd. - H Shares	3.5%	NetEase Inc. - ADR	3.3%
AAC Technologies Holdings Inc.	3.5%	China Medical System Holdings	3.3%
Industry Breakdown (% of net assets)
Commercial Banks	8.1%	Machinery-General Industrial	3.1%
Electronic Component - Miscellaneous	8.0%	Shipbuilding	3.1%
Building Products	7.6%	Auto - Cars/Light Trucks	3.0%
Pharmaceuticals	6.4%	Investment Management/Advisor Sevices	3.0%
E-Commerce/Services	5.9%	Real Estate Operations/Development	3.0%
Schools	3.5%	Semiconductor Components - Integrated Circuits	3.0%
Public Thoroughfares	3.5%	Industrial Automation	2.9%
Auto/Truck Parts & Equipment	3.4%	Oil Company - Exploration & Production	2.9%
Internet Application Software	3.3%	Web Portals	2.9%
Appliances	3.2%	Casino Hotels	2.8%
Applications Software	3.2%	Gas - Distribution	2.8%
Internet Application Software	3.2%	Food - Confectionery	2.7%
Insurance	3.1%	Retail - Apparel/Shoe	2.1%

SCHEDULE OF INVESTMENTS
at December 31, 2019

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 99.7%	Value
Appliances: 3.2%
694,000	Haier Electronics Group Co., Ltd.	$2,168,611
Applications Software: 3.2%
887,000	TravelSky Technology Ltd.	2,164,997
Auto/Cars – Light Trucks: 2.9%
1,022,000	Geely Automobile Holdings Ltd.	1,998,753
Auto/Truck Parts & Equipment: 3.4%
1,101,480	Weichai Power Co., Ltd. - H Shares	2,323,815
Building Products: 7.6%
344,000	Anhui Conch Cement Co., Ltd. - H Shares	2,507,437
2,071,000	China Lesso Group Holdings Ltd.	2,655,026
		5,162,463
Casino Hotels: 2.8%
257,000	Galaxy Entertainment Group Ltd.	1,893,077
Commercial Banks: 8.1%
455,000	BOC Hong Kong Holdings Ltd.	1,579,435
2,114,670	China Construction Bank Corp. - H Shares	1,826,337
405,000	China Merchants Bank Co., Ltd. - H Shares	2,081,521
		5,487,293
E-Commerce/Services: 5.9%
10,800	Alibaba Group Holding Ltd. - ADR	2,290,680
21,300	Autohome Inc.	1,704,213
		3,994,893
Electronic Component – Miscellaneous: 8.0%
270,500	AAC Technologies Holdings Inc.	2,360,475
24,610,000	Tongda Group Holdings Ltd.	3,063,420
		5,423,895
Food – Confectionery: 2.7%
2,432,500	Dali Foods Group Co., Ltd.	1,801,158
Gas – Distribution: 2.8%
340,000	China Resources Gas Group Ltd.	1,867,437
Industrial Automation: 2.9%
119,800	Hollysys Automation Technologies Ltd.	1,965,918
Insurance: 3.1%
175,500	Ping An Insurance Group Company of China Ltd. - H Shares	2,074,244
Internet Application Software: 3.2%
44,600	Tencent Holdings Ltd.	2,149,728

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.7% (Continued)	Value
Internet Content – Entertainment: 3.3%
7,275	NetEase Inc. - ADR	$2,230,806
Investment Management/Advisor Services: 3.0%
57,200	Noah Holdings Ltd.*	2,023,164
Oil Company – Exploration & Production: 2.9%
1,171,000	CNOOC Ltd.	1,947,534
Machinery – General Industry: 3.1%
870,000	Haitian International Holdings Ltd.	2,107,873
Pharmaceuticals: 6.4%
1,526,000	China Medical System Holdings	2,197,205
1,521,000	Sino Biopharmaceutical Ltd.	2,127,546
		4,324,751
Public Thoroughfares: 3.5%
1,650,000	Shenzhen Expressway Co., Ltd. - H Shares	2,367,276
Real Estate Operations/Development: 3.0%
522,000	China Overseas Land & Investments Ltd.	2,033,070
Retail – Apparel/Shoe: 2.2%
1,790,000	China Lilang Ltd.	1,460,943
Schools: 3.5%
19,400	New Oriental Education & Technology Group Inc. - ADR*	2,352,250
Semiconductor Component – Integrated Circut: 3.0%
23,100	QUALCOMM Inc.	2,038,113
Shipbuilding: 3.1%
2,547,700	Yangzijiang Shipbuilding Holdings Ltd.	2,121,426
Web Portals: 2.9%
15,300	Baidu Inc.*	1,933,920
	Total Common Stocks (cost $46,297,902)	67,417,408
	Total Investments in Securities (cost $46,297,902): 99.7%	67,417,408
	Other Assets less Liabilities: 0.3%	206,291
	Net Assets: 100.0%	$67,623,699

* Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON DIVIDEND BUILDER FUND Annual Report for the period ended December 31, 2019

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	3 Years	5 Years	Since Inception (March 30, 2012)
Fund	26.71%	13.80%	8.70%	10.50%
Benchmark Index:
MSCI World Index (Net Return)	27.67%	12.56%	8.73%	10.02%

All returns over 1 year annualized. Source: Bloomberg, Guinness Atkinson Asset Management

For the Fund's current one-year expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

1.  Review

In 2019 the Guinness Atkinson Dividend Builder Fund produced a total return of 26.7% (TR in USD), compared to the MSCI World Net TR Index return of 27.7%. The Fund therefore underperformed the Index by 1.0%.

2019 saw consistently strong equity markets and the Fund outperformed in the bouts of market weakness. The start of the year saw global equity markets surge higher and this period led to the Fund's largest underperformance in the year. Markets kicked off the year surprisingly strongly and favoured the Information Technology stocks that had sold-off heavily in Q4 2018. The bounce back came after the FED pivoted at the start of the year, reversing course on interest rate rises. This set the tone for Growth stocks to continue their assent and the trend persisted for most of the year.

The Fund managed to keep up with a very strong market overall in 2019, from the recovery early in the year – post the large sell-off seen in Q4 2018 – and also into the end of the year, when markets continued to rally due to improved sentiment around the potential for a US-China 'Phase 1' trade and more certainty in Europe post the convincing Conservative election victory in the UK.

The Fund outperformed in May and August, the only two months of negative returns (in USD) in 2019. Markets fell in May after an eventful month included a breakdown of US-China trade talks, the UK Prime Minister Teresa May resigned, North Korea fired missiles, and the US expanded the tariff war to Mexico. In August, market pessimism came via a surprising tweet by President Trump which announced that a new set of tariffs would be imposed on Chinese imports in September. That was swiftly followed by China allowing its currency to depreciate below 7 Renminbi-to-the-Dollar – a key historical threshold – and the US declaring that China was a currency manipulator. The tit-for-tat continued and led to a flight for safety, which subsequently favoured defensive stocks and bonds. The rally in bond prices and depressed bond yields led to the first yield curve inversion – between the two-year and 10-year US Treasury bonds – since 2006. The move was significant because such inversions of the yield curve – in which short-maturity yields exceed those for longer-maturity bonds – have preceded nearly all recessions dating back to the 1950s; the occurrence spooked markets and exacerbated the equity sell off.

The Fund outperformed in both of the sell-offs and in fact, looking longer term, we note that the Fund has actually outperformed in each of the largest drawdowns seen in the last 7 years, i.e. since the launch of the Fund in 2012.

DIVIDEND BUILDER FUND

MSCI World sector indices performance: 31st Dec 2018 – 31st Dec 2019

MSCI World sector performance in 2019 (TR in USD). As of 31st December 2019. Source: Bloomberg.

By some margin, IT was the best performing sector of the year, up 47.6% in USD. Energy was the worst performer, up 11.0% in USD, whilst all the other sectors closed the year within a narrow range (23-28% in USD).

Being underweight IT was a drag on Fund performance in the year, however looking more intricately:

•  Semiconductors led within the sector with a 55% return (in USD) over the year. The Fund is c.3% overweight Semiconductors vs the MSCI World Index, and participated in the rally via positions in TSMC (+57%) and Broadcom (+27%).

•  Software & Services rose 42% in the year, and though we are c.3% underweight, we benefited from good stock selection in the industry, via our holding of Microsoft (+58%) and Paychex (+35%).

•  Technology Hardware rose 56% in the year and the Fund is c.3% underweight. This proved to be a drag on active performance since our only holding in the space, Cisco (+14%), struggled to keep up with the industry lifted higher by a surging Apple (+89%). Apple was the largest contributor to the MSCI World Index return in the year. Its low dividend yield screens it out of our Fund selection.

Energy was the worst performer of the year, and the Fund was somewhat immune given it only holds one position in the sector. The price of oil has stayed low due to oversupply and low demand conditions. Furthermore, investors fretted over increases in supply as shale oil production in the US continued to grow, and OPEC seemed unwilling to cut production, all of which had a negative impact on the sector's performance. The drone attack on oil processing systems in Saudi Arabia, in September, wiped out 5% of global supply, though market reaction was fairly muted, and supply was reinstated.

The Fund's largest overweight positions are in Consumer Staples (c.18% vs the MSCI World Index) and Industrials (c.9%). Overall, the allocation effect from both sectors did not meaningfully add or subtract from Fund performance relative to the benchmark over the year, though stock selection within each sector contributed significantly. Good stock selection within the Capital Goods industry (Industrials sector) benefitted the Fund's active performance, whereas poor performance in the Tobacco industry (Consumer Staples) dragged on performance. Overall, investors favoured growthier and more cyclical stocks, aiding Industrials and IT, and thwarting Consumer Staples and Healthcare stocks.

The big question going into 2020 is whether the bull run may continue and what exactly may lead to its downfall. As ever, rather than trying to pick which way the macro or political winds will blow in the near term, we maintain our focus on companies that can deliver a sustainable, rising income stream alongside capital growth over the long term. Holding good quality companies, that have persistently generated high levels of return on capital gives us confidence that the fund is well placed to weather the majority of market conditions.

2.  Activity

In 2019 we sold four positions and bought four new positions, leaving the portfolio with 35 positions at the end of the year.

In the first quarter, we made no changes to the portfolio.

In the second quarter, we made one change, whereby we replaced Merck with Blackrock.

In the third quarter, we also made one change to the portfolio. We replaced our position in Vodacom with a position in Henkel.

DIVIDEND BUILDER FUND

In the fourth quarter, we made two changes, whereby we replaced Hengan International and Japan Tobacco, with Diageo and ABB.

3.  Portfolio Positioning

The major effect of the changes we made to the portfolio in 2019 was to increase our Industrials and Financials exposure, whilst reducing our Communications and Healthcare exposure. In terms of sector weightings, the fund continues to have a zero weighting to Utilities, Materials, and Real Estate. The largest overweight positions are to Consumer Staples and Industrials.

When we look at how individual companies within the portfolio performed in 2019 we see that out of the top five, we have two IT, two Consumer Discretionary, and one Industrial stock. This highlights the year's benefit of our moderate dividend yield and sector-agnostic approach, which can identify opportunities outside of the traditional high-yield or 'defensive' areas typically associated with income funds

In terms of geographic allocation, we reduced our Asia-Pacific and Africa/ME weighting, while increasing our exposure to Europe and the UK.

The Fund is currently approx. 24% underweight the US, and though this was the best performing region in 2019, there was no meaningful effect on attribution. Any drag on the allocation effect was somewhat offset by good stock selection. In fact, out of the top 10 performing stocks in the fund, 5 were US domiciled.

4.  Outlook

The four key tenets to our approach are: quality, value, dividend, and conviction. We follow these metrics at the portfolio level to make sure we are providing what we say we will. At the year end, we are pleased to report that the portfolio continued to deliver on all four of these measures relative to the MSCI World Index benchmark.

Based on the measures, holistically, the high-conviction fund has companies which are on average better quality at better value versus the index. The fund at the end of the year was trading on 16.3x 2020 expected price to earnings; a discount of 5% to the broad market. Additionally, on a free cashflow basis, the fund recently traded at a 35% discount to the market.

As we look ahead to 2020, it is clear that central banks are still shouldering the burden for stimulating the economy via monetary policy, as has been the case since the Global Financial Crisis. After a nascent attempt at normalising, some major central banks have become more accommodative as 2019 progressed. That should bode well for 2020, as the rate cuts enacted by the US Federal Reserve in 2019 have already resulted in an acceleration in money and credit growth. Monetary easing proved to be more fruitful for equity markets than the overall economy in 2019, and there does not seem any reason at the outset as to why that may change going into 2020.

Countering the positive effects of monetary stimulus is geopolitical disruption – and the economic policy uncertainty that comes with it. Though markets have tended to shrug these off longer term, current sources of policy uncertainty include:

–  US-China trade war and Brexit, which have been the most prominent creators of uncertainty in 2019

–  The 2020 US Presidential Election, which will kick into higher gear in the second half of 2020

–  The conflict between China and Hong Kong

–  Tensions in the Middle East

Economic and political uncertainty is perhaps likely to continue to depress capital spending and we must watch vigilantly to notice any spill over into greater unemployment or inflation. Nonetheless, our perpetual approach of focusing on quality compounders and dividend-growers (which in fact act as inflation-hedges) should stand us in good stead in our search for rising income streams and long-term capital growth.

As ever we would like to thank you for your continued support, and we wish you all a prosperous 2020.

Ian Mortimer	Matthew Page	December 2019

DIVIDEND BUILDER FUND

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in small- or mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. When inflation rate is greater than expected, that markets may respond differently to changes in the inflation rate than the Advisor expects, or inflation may manifest in such a way that the Fund is unable to provide reasonable protection against inflation.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged and is not available for investment, and does not incur expenses.

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Earnings growth is not a measure of the Fund's future performance.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price.

Diversification does not assure a profit nor protect against loss in a declining market.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

DIVIDEND BUILDER FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2019

One Year	Five Years	Since Inception (03/30/12)
26.71%	8.70%	10.50%

*Inception date 03/30/12.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

FUND HIGHLIGHTS at December 31, 2019
GUINNESS ATKINSON DIVIDEND BUILDER FUND

# of Holdings in Portfolio:	35
Portfolio Turnover:	18.5%
% of Stocks in Top 10:	29.4%
Fund Managers:
Dr. Ian Mortimer
Matthew Page
Top 10 Holdings (% of net assets)
British American Tobacco PLC	3.1%	United Technologies Corp.	2.9%
WPP PLC	3.0%	Schneider Electric SE	2.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.0%	Eaton Corp. PLC	2.9%
Illinois Tool Works Inc.	2.9%	Roche Holding AG	2.9%
Broadcom Inc.	2.9%	Microsoft Corp.	2.9%
Industry Breakdown (% of net assets)
Pharmaceuticals	11.4%	Apparel Manufacturers	2.8%
Tobacco	6.0%	Beverages	2.8%
Diversified Manufacturing Operations	5.8%	Data Processing/Management	2.8%
Soap & Cleaning Preparation	5.6%	Instruments - Controls	2.8%
Food - Miscellaneous/Diversified	5.5%	Insurance Brokers	2.8%
Cosmetics & Toiletries	5.4%	Investment Management/Advisor Service	2.8%
Finance - Other Services	5.3%	Life/Health Insurance	2.8%
Advertising Agencies	3.1%	Oil Company - Integrated	2.8%
Semiconductor Components - Integrated Circuits	3.0%	Aerospace/Defense Equipment	2.7%
Aerospace/Defense	2.9%	Human Resources	2.7%
Applications Software	2.9%	Retail - Apparel/Shoe	2.7%
Electronic Components - Semiconductor	2.9%	MRI/Medical Diagnostic Imaging	2.6%
Power Conversion/Supply Equipment	2.9%	Networking Products	2.6%

SCHEDULE OF INVESTMENTS
at December 31, 2019

GUINNESS ATKINSON DIVIDEND BUILDER FUND

Shares	COMMON STOCKS: 98.4%	Value
Australia: 2.6%
16,945	Sonic Healthcare Ltd.	$341,846
China: 2.7%
39,000	ANTA Sports Products Ltd.	349,086
Denmark: 2.9%
6,409	Novo Nordisk A/S	371,983
France: 5.7%
4,396	Danone SA	364,417
3,640	Schneider Electric SE	373,610
		738,027
Germany: 5.6%
2,250	Deutsche Boerse AG	353,730
3,545	Henkel AG & Company KGaA	366,643
		720,373
Netherlands: 5.5%
5,760	Randstad Holding NV	351,752
12,426	Royal Dutch Shell PLC - Class A	364,710
		716,462
Switzerland: 8.3%
14,900	ABB Ltd.	359,854
3,160	Nestle SA	342,174
1,147	Roche Holding AG	372,199
		1,074,227
Taiwan: 3.0%
35,000	Taiwan Semiconductor Manufacturing Co., Ltd.	387,277
United Kingdom: 20.1%
46,953	BAE Systems PLC	351,271
9,369	British American Tobacco PLC	401,035
8,500	Diageo PLC	360,347
14,964	Imperial Tobacco Group PLC	370,460
4,394	Reckitt Benckiser Group PLC	356,726
6,370	Unilever PLC	367,082
27,990	WPP PLC	395,411
		2,602,332

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 98.4% (Continued)	Value
United States: 42.0%
4,128	AbbVie Inc.	$365,493
6,805	Aflac Inc.	359,985
3,740	Arthur J Gallagher & Co.	356,160
730	BlackRock Inc.	366,971
1,190	Broadcom Inc.	376,064
7,100	Cisco Systems Inc.	340,516
1,640	CME Group Inc.	329,181
3,930	Eaton Corp. PLC	372,250
2,130	Illinois Tool Works Inc.	382,612
2,546	Johnson & Johnson	371,385
2,360	Microsoft Corp.	372,172
4,240	Paychex Inc.	360,654
2,690	Procter & Gamble Co/The	335,981
2,504	United Technologies Corp.	374,999
3,660	VF Corp.	364,756
		5,429,179
	Total Common Stocks (cost $9,731,603)	12,730,792
	Total Investments in Securities (cost $9,731,603): 98.4%	12,730,792
	Other Assets less Liabilities: 1.6%	213,112
	Net Assets: 100.0%	$12,943,904

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL ENERGY FUND Annual Report for the period ended December 31, 2019

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year	3 Years	5 Years	10 Years
Fund	10.40%	-3.97%	-3.85%	-1.47%
Benchmark Index:
MSCI World Energy Index (Net Return)	11.45%	-0.52%	-0.77%	1.38%

For the Fund's current one-year expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

After a strong first half of the year, uncertainty over the direction of the oil market led to weaker returns for energy equities in 2019. The sector (MSCI World Energy Index) finished +11.4%, behind the broad market (MSCI World +27.7%). So, although spot oil prices rallied nicely in 2019, the decline in the long dated end of the oil price curve (i.e. the five year forward price) acted as an anchor to energy equity performance. Valuation appears subdued relative to the improving levels of free cash flow and return on capital employed from the sector, as we explore in more detail in our equities outlook. As ever, the performance of the MSCI World Energy Index was only part of the story, with 2019 being a year of extreme divergence between the energy equity subsectors.

Global energy equity subsectors of the MSCI World: median total return in 2019 (%)

Source: Bloomberg; Guinness Atkinson Asset Management

A quick tour of some of the main energy sub-sectors paints a picture for the overall performance of energy equities in 2019:

•  Integrated oil and gas companies again delivered above average performance. Emerging Market integrated companies outperformed the developed market integrated companies, and all were strong versus other subsectors. On average, the big '5' supermajor oil and gas companies (Exxon, Chevron, Royal Dutch Shell, TOTAL and BP) delivered a total return of 9% as their underlying financial profitability, general commitment to capital discipline (Exxon aside), growing dividends and share buybacks provided relative support against a weak long dated oil price environment.

GLOBAL ENERGY FUND

•  Oil refiners also delivered relatively better share price performance, reflecting the generally strong oil product demand environment, and an eye to the expanded distillate margins resulting from IMO (International Maritime Organization) 2020 regulations. European refining was the strongest of the three regions.

•  Renewables delivered healthy performance across the board. Companies involved in the installation of solar and wind assets were particularly strong, as global installations in both sectors rebounded to new highs. Generation assets also performed very well, helped by a combination of lower interest rate expectations and greater expectations for the pace of expansion of the installed renewables base of assets.

•  Exploration and production was a mixed bag. Typically, non-North American E&Ps fared better, being exposed to global Brent oil prices rather than WTI prices, and enjoying a renaissance in offshore activity. The worst returns were delivered from the North American onshore E&P sector, with both oil and gas-oriented E&Ps based in both Canada and the United States delivering returns in a range of -55% to -5% over the year. As well as the weakness in WTI and Henry Hub, North American E&Ps generally suffered from a downgrade in growth expectations.

•  Energy services were also mixed, though generally on the weak side. North American pressure pumpers were hardest hit, falling by 60% or more, as issues over excess capacity were compounded by a slowdown in activity. Large cap diversified service providers (e.g. Halliburton, Schlumberger and Baker Hughes) were up a little, rebounding after a particularly weak 2018. Some parts of the international service industry fared better (e.g. diversified offshore services) but offshore drillers suffered another year of overcapacity and excess financial gearing.

2019 Indicative portfolio contribution analysis

(source: Bloomberg)

The underperformance of the Fund versus the Index can be explained in broad terms by the Index's heavy composition bias (c.50% vs 15% in our portfolio) towards the big five 'super-major' oil and gas companies. The median total return for a super-major in 2019 was 11% greater than that of the exploration & production, services and refining sectors. Regular observers of the energy fund sector will recognise this explanation as it has recurred over the last few years. Put simply, in the energy bear market that

GLOBAL ENERGY FUND

has persisted since 2014, large defensive integrated oil & gas companies have offered a defensive haven that other sectors have not come close to matching. The divergence in performance between large cap and small cap energy stocks is also exemplified by the MSCI World Energy Small Cap Index, which produced a total return (net) in 2019 of -2.8%, more than 14% behind the MSCI World Energy Index.

Supermajors relative performance vs the median E&P, services and refining company

Source: Bloomberg

On a stock by stock basis in the fund, we saw particularly strong performance from Gazprom (+99%) as the market rewarded the arrival in May of new management and more progressive dividend policy. We had long viewed Gazprom as an extremely cheap stock in our portfolio, so were pleased to see this recognised. Anadarko (+70% to the point that we sold in July) was our best performing E&P stock, benefitting from a bidding war for the company between Chevron and Occidental, which eventually resulted in a sale to Occidental. In the large cap E&P space, we also saw strength from Canadian Natural Resources (+40%), enjoying another year of improves profitability and the narrowing of light-heavy oil price differentials in Canada.

It was a poor year for our holding in international E&P, Tullow (-61%), as the stock was pulled lower by operational issues at its West African production sites, plus poor exploration results offshore Guyana. Occidental (-28%), which we held in the portfolio alongside Anadarko, reacted poorly to the acquisition, with shareholders concerned about the high valuation implied by Occidental's winning bid. And we saw mixed results in the service names we owned, with Schlumberger (+18%) doing fine thanks to international exposure, but Halliburton's (-5%) greater focus on US onshore activity saw it caught up in a second year of excess capacity and slowdown.

2.  Activity

•  In February, the all share acquisition of Newfield Exploration by EnCana Corporation was completed. EnCana is a Canadian listed exploration and production company with onshore assets across North America, including the Permian Basin and the Eagle Ford. The deal, which was announced in early November 2018 (at a time of sharply falling oil prices and depressed North American E&P equity valuations) adds further diversification to EnCana's onshore operations and provides more options for flexibility in capital allocation. Newfield Exploration's onshore assets were dominated by its 400,000 net acres in the SCOOP/STACK play in the Anadarko Basin but also included stakes in the Bakken and the Uinta Basins.

•  In April, we sold our position in QEP Resources. QEP was subject to an acquisition bid in January by an activist investor, Elliot Advisors. Given that little clarity emerged on the acquisition process after the bid, but that QEP was trading close enough to the proposed takeover price, we took the opportunity to sell our holding.

•  In April, we also purchased a research position in Diversified Gas & Oil (DGOC). DGOC is a UK listed stock that specializes in mature conventional gas production in the Marcellus and Utica fields in the US. The company completed a transformational deal in 2018, buying $575m of producing gas assets from EQT, and has raised money in 2019 for further acquisitions. Whilst we are cautious about US gas macro generally, we are attracted by DGOC's impressive returns on capital at low gas prices, and dividend yield of over 7%.

GLOBAL ENERGY FUND

•  In August, we sold our position in Anadarko and switched to a position in Repsol. Anadarko was the strongest performer in the portfolio this year thanks to the proposed acquisition by Occidental. We sold our stake in the company just prior to the deal completing. We purchased a stake in Repsol, the Spanish integrated oil & gas company, owing to its improving free cashflow and profitability, and positive refining leverage to the IMO 2020 regulations. At a 2019 P/E (price to earnings ratio) of 7.5x, Repsol is also trading as one of the cheapest integrated oil & gas companies, versus a European peer median of 10.4x.

•  In December, we sold our position in Apache Corp and switched to a position in EOG Resources. We sold Apache because our assessment of resource value and associated cash generation has continued to deteriorate. The company's reliance on its new gas/liquids shale play, called the Alpine High, implies to us that existing oil-oriented shale acreage is of poorer quality than initially anticipated. In place of Apache, we now hold EOG Resources. EOG Resources is one of the largest crude oil and natural gas producers in the US with a good track record of delivering attractive growth together with good returns on capital. Based on a $60/bl Brent oil price for 2020, we assess EOG to be trading at 6.1x EV/EBITDA and 15x P/E, both of which are at a discount to long-run averages. The equity appears to be pricing in a long-term Brent oil prices assumption of around $53/bl.

3.  Portfolio Position

The table below shows the fund valuation in terms of historical and forward (analyst consensus estimates) price/earnings ratios versus the S&P500 Index.

	2012	2013	2014	2015	2016	2017	2018	2019
Guinness Atkinson Global Energy Fund P/E	6.6	7.2	7.4	19.1	35.5	19.7	11.0	12.8
S&P 500 P/E	30.7	27.7	24.8	29.6	28.1	23.9	21.3	20.3
Premium(+)/Discount(-)	-78%	-74%	-70%	-36%	26%	-18%	-48%	-37%
Average oil price (WTI $)	94.0	98.0	93.0	49.0	43.0	51.0	66.0	57.0

Source: Standard and Poor's; Guinness Atkinson Asset Management Ltd

GLOBAL ENERGY FUND

The sector and geographic weightings of the portfolio at December 31, 2019 were as follows:

Sector breakdown
	Dec. 31, 2018	Dec. 31, 2019
Integrated	45.3	50.8
Exploration and production	35.7	30.3
Drilling	1.5	0.1
Equipment and services	8.3	9.6
Refining and marketing	3.9	3.9
Storage & Transportation	3.7	4.0
Solar	0.6	1.2
Cash	1.0	0.1
Total	100	100
Geographic breakdown
	Dec. 31, 2018	Dec. 31, 2019
US	47.6	38.7
Canada	11.1	16.5
UK	9.5	8.5
Europe	18.8	24.1
Hong Kong	7.9	8.0
Russia	3.7	4.1
Other	0.6	0
Cash	0.8	0.1
Total	100	100

4.  Market Background

2019 was a year of attrition for the oil market. OPEC strived to keep spot oil prices in their desired range (Brent at around $60-70/bl), and were made to work for it by growth in non-OPEC supply that exceeded growth in global oil demand. OPEC started the year with a cut in production quotas of just over 1m b/day, which they anticipated would be needed in 2019 to keep markets balanced. In the event, OPEC's quota cuts were compounded by further reductions in supply from Iran and Venezuela, both seeing exports impacted by US sanctions, bringing average OPEC production down by 1.7m b/day versus 2018. However, the additional reduction in OPEC supply proved necessary for a balanced market, set against weaker global demand growth (+1.0m b/day vs +1.1m b/day in 2018) and strong non-OPEC supply growth (+1.9m b/day).

Towards the end of the year, it became apparent that OPEC would need to cut further into 2020, and together with non-OPEC partners, the group resolved to remove a further 0.5m b/day of production in January 2020. At the heart of OPEC, Saudi acted throughout 2019 as the swing producer, adjusting their own supply by as much as 1m b/day (ignoring the September 2019 outages) to ensure that inventories did not tighten or loosen excessively.

Spot oil prices traded in a relatively wide range during the first half of 2019, then settled into a narrower range in the second half. Brent oil started 2019 at $53/bl before peaking at $74/bl in April/May. Since June, the price has traded between around $60/bl and $67/bl, before closing at $66/bl, up by 25% over the year. The average Brent spot oil price in 2019 was $64.1/bl, $7/bl lower than the 2018 average of $71.1/bl. Longer dated crude prices were more sluggish however, with the Brent five year forward price finishing the year down 3% at $59/bl. WTI spot averaged $57.0/bl, a discount of $7/bl to Brent, as continued growth in US

GLOBAL ENERGY FUND

production held the discount to Brent at a similar level to 2018 (though by year end it had closed in to $5/bl). Similar to Brent, the futures curve for WTI remained in backwardation for most of the year, with five year forward WTI closing 2019 down by 4% at $57/bl.

Brent spot vs five year forward oil prices (2018-19)

Source: Bloomberg

The major components of oil supply/demand for 2019 were as follows:

•  OPEC oil supply, measured for OPEC-14, is likely to have decreased by around 1.7m b/day, averaging 29.8m b/day, versus 31.5m b/day in 2018. The losers included Venezuela, which suffered a second year of significant production decline (falling from an average of 1.4m b/day in 2018 to 0.9m b/day in 2019) together with Iran (a decline of 1.2m b/day) and Saudi (a decline of 0.5m b/day). There were small offsets from Iraq (up 0.2m b/day), Libya and Nigeria (both up 0.1m b/day). OPEC, and various non-OPEC partners, met in December 2019 and resolved to reduce their supply by a further 0.5m b/day at the start of 2020, bringing total production quota cuts since January 2019 to 1.7m b/day. December 2019 also saw the completion of the IPO of Saudi Aramco, though the eventual sale of 1.5% of the company on the local stock exchange was something of a climbdown compared to original ambitions. During the year, we also saw Qatar leave OPEC, and the Democratic Republic of Congo join it.

•  Non-OPEC oil and liquids supply is likely to have grown by 1.9m b/day over the year (64.8m b/day, versus 62.9m b/day in 2018) and was driven almost entirely by growth from the US (+1.6m b/day). US onshore oil supply is expected to have averaged 9.8m b/day in 2019, delivering 1.1m b/day growth for the year. Whilst still impressive, this growth rate was well down on 2018 (+1.8 m b/day), a product of a falling drilling rig count and the growing challenge of overcoming high natural decline rates. Increases in production were also reported in Canada (+0.1m b/day), Russia (+0.1m b/day) and Brazil (0.2m b/day) offset by declines in Norway (-0.1m b/day) and Mexico (-0.1m b/day).

•  Global oil demand is estimated to have grown by around 1.0m b/day in 2019, according to the IEA. This comprises non-OECD oil demand growth of 1.0m b/day (with China up 0.6m b/day and the rest of Asia up 0.3m b/day) and OECD oil demand flat. If confirmed, these final figures will be a downgrade to the forecasts for 2019 that were made at the beginning of the year, reflecting the lower global GDP growth now expected for 2019 (the IMF were expecting GDP growth of around 3.4%, but this has now been revised to 3.0%). We regard demand growth of 1.0m b/day to be healthy, but would be the slowest since 2013.

•  OECD oil inventories at the end of November 2019 were estimated to be at 2,880 million barrels, up slightly from 2,860 million barrels a year before, and still 7% above the 2005-2014 average level. We expect inventories to end 2019 broadly flat with the end of 2018, similar to the previous year.

For natural gas, 2019 was a year of weak prices across the globe. In the US, the gas price was anchored around $2.50/mcf for most of the year. The key features were strong growth in associated (by-product) gas supply from shale oil production; a return to strong growth in low-cost Marcellus and neighbouring Utica fields in the north-east of the country as pipeline infrastructure came

GLOBAL ENERGY FUND

into operation; and an offset of strong demand growth, led by LNG exports. European and Asian gas prices were higher than US gas prices in 2019, though well down on 2018. The European price averaged $4.4/mcf (vs $8/mcf in 2018) whilst Asia averaged $5.2/mcf (2018: $10/mcf). The key factor behind weaker international prices was a warmer than average European/Asian winter at the start of the year. In response to gas shortages in 2018, China and other Asian nations had stockpiled gas to avoid repeat shortages over the winter. In the event, the initial surpluses, plus dampened heating demand due to the warmer conditions, combined to create an oversupply that persisted for much of 2019.

5.  Outlook

As we look ahead into 2020, we expect OPEC and their partners to remain disciplined in their pursuit of normalised oil inventories, and will seek to manage the Brent oil price at around $60/bl. OPEC are striving to find a 'happy medium' for the oil market where their own economics are better satisfied, the world economy is kept stable and US oil supply grows in a controlled manner. Saudi are acting as the swing producer within OPEC, and will continue in this role in 2020.

On the supply side, the US onshore shale system will grow again this year, albeit at a slower rate than 2019. A lower average drilling rig count and the 'treadmill' challenge of overcoming high natural declines rates, will stunt US shale oil growth, which we expect at around 0.7m b/day (vs 1.2m b/day in 2019). We believe independent producers will remain more disciplined with their capital, with the market rewarding an appropriate balance of growth and free cashflow. Oil majors will remain more aggressively in 'shale oil growth' mode. Non-OPEC (ex US onshore) supply will grow by around 1m b/day in 2020 but major project additions then dry up. Additions in 2020 come mainly from the start-up of the giant Johann Svedrup field offshore Norway, plus production coming through in sub-salt fields offshore Brazil. We see no repeat of this in 2021/22, even if oil prices rise from here, as upstream capex cuts from 2015-19 take effect.

Global oil demand will depend on GDP growth, currently expected at around 1.2m b/day if the IMF's GDP global forecast of 3.4% holds up. The non-OECD will deliver most of the growth in 2019, with China and India leading the way. We will see more than 3m electric vehicles sold this year but they will pose a negligible threat to oil demand growth.

As a result of supply and demand being broadly in balance, we expect OECD oil inventories to be similar to end-2019 but the path will be bumpy. Looking further ahead, we believe that continued oil demand growth, and a softening of non-OPEC supply growth, will allow OPEC greater control of the market.

Meanwhile, global gas demand will grow handsomely again in 2020 led by strong Asian GDP growth and a shift in the region from coal to gas consumption by power utilities, though international gas prices will remain muted as oversupply persists.

Energy equity valuations remain at depressed levels. The MSCI World Energy Index now trades on a price to book ratio of 1.5x, the lowest level since 1991. This compares to the S&P500 on 3.6x, consistent with late 2001. The relative P/B (price to book ratio) vs the S&P500 is at a 55 year low. We believe that improving ROCE, return on capital employed, (we forecast 7% for our portfolio in 2020 assuming $60 Brent prices, up from 1% in 2016) should drive a higher P/B ratio.

Free cash flow remains a priority in 2020. Shareholder pressure for energy companies to live within cash flow, cover dividends and buyback shares should keep free cash flow in sharp focus. We expect improvements here even in a static oil price environment.

Energy equities offer attractive upside if our oil price and profitability scenario plays out. We believe energy equities currently discount an oil price of around $50/bl. Adopting $60/bl Brent as a long-term oil price (consistent with the bottom end of OPECs desired range), then there could be 40-50% upside across the energy complex.

Will Riley	January 2020

Jonathan Waghorn	Tim Guinness
Fund investment team

GLOBAL ENERGY FUND

The Fund invests in foreign securities, which involve political, economic, currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than investments in larger companies. The Fund's focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among various sectors.

The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged and is not available for investment, and does not incur expenses.

MCF is an abbreviation denoting a thousand cubic feet of natural gas.

Price to Book Ratio (P/B Ratio) a ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.

P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

West Texas Intermediate (WTI) crude oil is produced, refined, and consumed in North America and it is an oil benchmark. WTI crude oil is the underlying commodity of the New York Mercantile Exchange's oil futures contracts and is considered a "sweet" crude because it is about 0.24% sulfur, which is a lower concentration than North Sea Brent crude.

The Henry Hub pipeline is the pricing point for natural gas futures on the New York Mercantile Exchange.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

GLOBAL ENERGY FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2019

One Years	Five Years	Ten Years
10.40%	-3.85%	-1.47%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

FUND HIGHLIGHTS at December 31, 2019
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	37
Portfolio Turnover:	9.8%
% of Stocks in Top 10:	41.5%
Fund Managers:
Timothy Guinness
Will Riley
Jonathan Waghorn
Top 10 Holdings (% of net assets)
Canadian Natural Resources Ltd.	4.3%	Chevron Corp.	4.1%
CNOOC Ltd.	4.3%	Gazprom OAO - ADR	4.1%
Equinor ASA	4.2%	Suncor Energy, Inc.	4.1%
TOTAL SA	4.1%	Schlumberger Ltd.	4.1%
ConocoPhillips	4.1%	Imperial Oil Ltd.	4.1%
Industry Breakdown (% of net assets)
Oil Company - Integrated	47.8%	Oil Refining & Marketing	3.9%
Oil Company - Exploration & Production	33.5%	Energy - Alternate Sources	1.2%
Oil & Gas - Field Services	9.4%	Machinery - General Industries	0.1%
Oil & Gas - Pipelines and Transportation	4.1%

SCHEDULE OF INVESTMENTS
at December 31, 2019

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 100.0%	Value
Energy – Alternate Sources: 1.2%
25,300	SunPower Corp.*	$197,340
Machinery – General Industries: 0.1%
182,956	Shandong Molong Petroleum Machinery Co., Ltd. - H Shares*	23,244
Oil & Gas – Exploration & Production: 33.5%
22,400	Canadian Natural Resources Ltd.	724,556
4,183,812	Cluff Natural Resources PLC*	87,285
434,000	CNOOC Ltd.	721,802
10,600	ConocoPhillips	689,318
22,300	Devon Energy Corp.	579,131
55,000	Diversified Gas & Oil PLC	77,588
100,960	Encana Corp.	473,502
448,157	EnQuest PLC*	127,868
6,250	EOG Resources Inc.	523,500
238,274	JKX Oil & Gas PLC*	77,326
21,170	Noble Energy Inc.	525,863
41,000	Oasis Petroleum Inc.*	133,660
11,400	Occidental Petroleum Corp.	469,794
249,550	Pharos Energy PLC	172,549
10,000,000	Reabold Resources PLC*	99,345
128,580	Tullow Oil PlC	109,003
20,797	Unit Corp.*	14,466
		5,606,556
Oil & Gas – Field Services: 9.4%
23,800	Halliburton Co.	582,386
31,980	Helix Energy Solutions Group, Inc.*	307,967
17,000	Schlumberger Ltd.	683,400
		1,573,753
Oil & Gas – Integrated: 47.8%
106,370	BP PLC	664,474
5,700	Chevron Corp.	686,907
43,750	ENI SpA	679,514
35,220	Equinor ASA	704,167
83,460	Gazprom OAO - ADR	686,709
25,801	Imperial Oil Ltd.	682,556
11,958	OMV AG	671,767
1,193,000	PetroChina Co., Ltd. - H Shares	598,605
39,000	Repsol SA	609,413
22,220	Royal Dutch Shell PLC - Class A	652,170
20,876	Suncor Energy, Inc.	684,264
12,590	TOTAL SA	694,843
		8,015,389

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 100.0% (Continued)	Value
Oil & Gas – Pipelines and Transportation: 4.1%
17,100	Enbridge Inc.	$680,067
Oil Refining & Marketing: 3.9%
6,969	Valero Energy, Corp.	652,647
	Total Common Stocks (cost $21,360,418)	16,748,996
Rights: 0.1%
39,000	Repsol SA Rights*†	18,506
	Total Rights (cost $0)	18,506
	Total Investments in Securities (cost $21,360,418): 100.1%	16,767,502
	Liabilities in Excess of Other Assets: (0.1%)	(11,895)
	Net Assets: 100.0%	$16,755,607

* Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company

† The Advisor has determined these securities to be Illiquid. As of December 31, 2019, the total market value of these illiquid securities represent 0.1% of net assets.

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL INNOVATORS FUND Annual Report for the period ended December 31, 2019

1.  Performance

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	3 Years	5 Years	10 Years
Fund
Investor Class	37.00%	15.36%	10.28%	13.34%
Institutional Class*	37.35%	15.65%	10.50%	13.45%
Benchmark Indices:
MSCI World Index (Net Return)	27.67%	12.56%	8.73%	9.46%
Nasdaq Composite Index	36.74%	19.89%	15.00%	16.19%

Figure 1: Fund performance (Total Return in USD). Bloomberg and Guinness Atkinson Asset Management

*Institutional Class shares commenced on December 31, 2015. The performance figures for the Institutional Class shares include the performance of Investor Class shares for the period prior to the inception date of the Institutional Class shares.

For the Fund's current one-year expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Summary

Over 2019, the Guinness Atkinson Global Innovators Fund produced a total return of 37.0% (in USD) vs the MSCI World Index net total return of 27.7% (in USD). The fund therefore outperformed the benchmark by 9.3%.

Over the 1st quarter, dovish tones from the US Fed on interest rates and positive noise out of US-China trade talks helped boost the fund's Chinese-exposed stocks such as New Oriental Education and Anta Sports, and also the fund's semiconductor holdings which were boosted by bullish comments by managements for the medium-term outlook for the sector. In the 1st quarter the fund was up 17.8% in USD vs MSCI World 12.5% in USD. Over the quarter, the fund's overweight exposure to Asia Pacific ex-Japan, and in particular China, was the largest regional contributor to the fund's outperformance with the most significant returns coming from New Oriental Education (up 64.4% in USD) and Anta Sports (up 41.8% in USD). Additionally, the fund's largest regional exposure, North America produced significant stock selection attribution as our overweight positions in semiconductor companies and global conglomerates, Danaher and Roper Technologies, produced strong returns. On a sector level, our overweight position to IT, the highest performing sector over the quarter, produced the largest contributions to the fund's outperformance from a sector attribution point of view. In particular, the portfolio's exposure to semiconductor holdings such as Nvidia (up 34.6% in USD) and KLA Corp (up 34.3% in USD), provided the most significant contribution to the performance, having previously been on a drag on the portfolio over Q4 2018.

Into the 2nd quarter and outperformance of the fund during April and June was not enough to offset the underperformance during May after the reignition in US-China trade dispute which negatively impacted our semiconductor exposure in particular (fund up 2.4% in USD vs MSCI World 4.0%). However, the increasing likelihood of US interest rate cuts and the re-start of trade talks at the G20 summit enabled equity markets to continue their rally into June with the S&P 500 hitting record highs. Over the quarter as a whole, the fund's overweight exposure to Asia Pacific ex-Japan was the largest regional drag on the portfolio having been one of the largest contributors to fund outperformance over Q1. Our exposure to European equities was the largest regional contributor to fund performance over the quarter with strong stock performances from SAP (up 20% in USD) and Schneider Electric (up 19% in USD) the primary reason. On a sector level, our overweight position to IT contributed positively to asset allocation, however, stock selection to names such as Cognizant and Checkpoint Software was a drag on the portfolio. The fund's exposure to the Industrials sector made up the largest proportion of positive attribution with stock selection from Schneider Electric (up 19% in USD) and ABB (up 11% in USD) the largest contributors.

Over the 3rd quarter, despite the underperformance during August after the escalation in the US-China trade, the fund outperformed over the entire quarter, returning 1.9% (in USD) vs the MSCI World 0.5% (in USD). Overall, strong IT returns,

GLOBAL INNOVATORS FUND

particularly from our semiconductor names, drove a large part of the outperformance over Q3 with KLA Tencor, Lam Research and Applied Materials returning 35.6%, 23.7% and 11.7% (in USD) respectively. In addition, the fund benefitted from strong stock selection from our US holdings again – mainly the semiconductor holdings – and Asia Pacific stocks such as Anta Sports (up 21.0% USD) and New Oriental Education (up 14.7% USD) which continued to add to their significant gains year-to-date. Over the entire quarter, the fund's exposure to the US was the largest regional contributor on strong selection. Stock selection was also behind Asia Pacific's positive contribution to fund performance over the quarter. On a sector level, our overweight positions to IT and consumer discretionary were strong contributors, however, our exposure to Industrials was a drag on portfolio performance as continued weakness in European manufacturing data led to the relative underperformance by companies such as Siemens and Schneider Electric. In September we also saw the 'value rotation' whereby global value stocks significantly outperformed growth stocks in the month – a sharp reversal of the prevailing trend. During the month, the fund was up 2.9% vs the MSCI World 2.2% (in USD), showing the positive effects of our value discipline.

The year ended in a similar fashion to how it began, with the fund strongly outperforming – up 11.2% (in USD) versus the MSCI World up 8.6% (in USD) over the 4th quarter. A general 'risk-on' attitude came with a resounding win for the Conservatives in the UK general election, a 'Phase One' agreement between the US and China was a positive step for relations and the first step to a possible full deal, and central banks continuing to add stimulus to their respective economies with the US Fed cutting the benchmark interest rate for the 3rd time in the year and China once again cutting the RRR. Indeed, our overweight exposures to cyclical sectors, Industrials, Communication Services, IT and Consumer Discretionary, all provided positive contributions to fund performance versus the benchmark. IT once again provided the largest contribution with our semiconductor holdings rallying mainly on the 'Phase One' deal struck between the US and China. Additionally, our exposure to European Industrials was positive for the portfolio with the European and German Manufacturing PMIs not as weak as expected – albeit still in contraction. This enabled holdings, ABB, Siemens and Schneider Electric to rally into year-end.

2.  Activity

We sold three positions and initiated three new positions over the course of 2019.

•  We made no changes over Q1.

•  Over Q2 we made two changes, selling our positions in AAC Technologies and Baidu, whilst initiating new positions in Amazon and Adobe.

•  We made no changes over Q3.

•  Over Q4 we made one change, selling our position in Cognizant, whilst initiating a new position in Bristol Myers Squibb.

3.  Outlook

The Guinness Global Innovators fund seeks to invest in quality innovative companies trading at reasonable valuations. By doing so, we look to invest in companies that are experiencing faster profit growth, larger margins and are less susceptible to cyclical pressures. Whilst we are pleased with the performance seen over 2019, we continue to believe that the fund remains well positioned.

Looking ahead to 2020, economic and political uncertainty is perhaps likely to continue. However, by taking a longer-term view, we maintain that our systematic approach to investing in quality innovative companies should stand to return based on the competitive advantages these companies have exhibited and continual commitment to re-investing in intellectual property in order to maintain and grow their moats.

The fund traded at a 13% premium to the broad market on a PE ratio basis but was cheaper on FCF yield. Additionally, the fund's constituents are forecasting earnings growth of 17% vs MSCI World's 10% from companies of higher quality (median CFROI 2020 16% vs 8%) and who are exposed to innovative themes driving long-term demand growth.

Ian Mortimer	Matthew Page	December 2019

GLOBAL INNOVATORS FUND

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in smaller and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than investments in larger companies. The Fund's focus on the technology, internet and communications sectors are extremely competitive and subject to rapid rates of change.

The approach of the Fund is not to provide access to the most innovative companies in the world but rather to look at companies using the 'prism' of innovation to highlight those we think might be winners in the future – and then only buy them if they are offering reasonable value compared to those future expectations. We are firm believers that innovative companies may outperform in the future and that a value discipline to stock selection has the potential to add to that performance.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged and are not available for investment, and do not incur expenses.

PER or P/E or PE – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

A cash flow return on investment (CFROI) is a valuation metric that acts as a proxy for a company's economic return. This return is compared to the cost of capital, or discount rate, to determine value-added potential.

Earnings growth is not representative of the Fund's future performance.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

GLOBAL INNOVATORS FUND

Growth of $10,000

	Average Annual Total Return Periods Ended December 31, 2019
	One Year	Five Years	Ten Years
Investor Class	37.00%	10.28%	13.34%
Institutional Class[1]	37.35%	10.50%	13.45%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The performance graph above is shown for the Fund's Investor Class shares; Institutional Class shares performance may vary.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

The MSCI World Index (Net Return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The indices referenced in this chart are not available for investment and do not incur expenses.

1  Performance information for the Institutional Class, prior to commencement of operations on December 31, 2015, is based on the performance of Investor Class, and adjusted for the lower expenses applicable to Institutional Class

FUND HIGHLIGHTS at December 31, 2019
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	15.6%
% of Stocks in Top 10:	35.6%
Fund Managers:
Dr. Ian Mortimer
Matthew Page
Top 10 Holdings (% of net assets)
NVIDIA Corp.	3.7%	NIKE Inc.	3.5%
Lam Research Corp.	3.7%	Samsung Electronics Co., Ltd. - GDR	3.5%
Adobe Inc.	3.7%	Cisco Systems Inc.	3.5%
KLA-Tencor Corp.	3.6%	Applied Materials Inc.	3.4%
Danaher Corp.	3.6%	Comcast Corp. - Class A	3.4%
Industry Breakdown (% of net assets)
Semiconductor	10.8%	Internet Application Software	3.3%
Electronic Components - Semiconductor	10.5%	Power Conversion/Supply Equipment	3.3%
Diversified Manufacturing Operations	10.0%	Schools	3.3%
Enterprise Software/Services	6.9%	Rubber - Tires	3.2%
Athletic Footwear	3.5%	Web Portals	3.2%
Networking Products	3.5%	E-Commerce	3.1%
Cable/Satellite TV	3.4%	Machinery	3.1%
Internet Content	3.4%	Application Software	3.0%
Machinery - Electric Utility	3.4%	Finance - Other Services	3.0%
Pharmaceutical	3.4%	Retail - Apparel	3.0%
Commercial Services	3.3%	Metal Processors & Fabricators	2.9%
Industrial Automation/Robot	3.3%

SCHEDULE OF INVESTMENTS
at December 31, 2019

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 99.8%	Value
Application Software: 3.0%
48,770	Check Point Software Technologies Ltd.*	$5,411,519
Athletic Footwear: 3.5%
63,173	NIKE Inc.	6,400,057
Cable/Satellite TV: 3.4%
136,370	Comcast Corp. - Class A	6,132,559
Commercial Services: 3.3%
55,627	PayPal Holdings, Inc.*	6,017,173
Diversified Manufacturing Operations: 10.0%
41,849	Danaher Corp.	6,422,985
62,120	Eaton Corp. PLC	5,884,006
44,450	Siemens AG	5,810,893
		18,117,884
E-Commerce: 3.1%
3,070	Amazon.com Inc.*	5,672,869
Electronic Components – Semiconductor: 10.5%
260,480	Infineon Technologies AG	5,934,449
28,739	NVIDIA Corp.	6,762,287
5,324	Samsung Electronics Co., Ltd. - GDR	6,351,532
		19,048,268
Enterprise Software/Services: 6.9%
20,160	Adobe Inc.*	6,648,970
43,439	SAP SE	5,862,917
		12,511,887
Finance – Other Services: 3.0%
57,973	Intercontinental Exchange, Inc.	5,365,401
Industrial Automation/Robot: 3.3%
32,300	FANUC Corp.	6,042,967
Internet Application Software: 3.3%
123,600	Tencent Holdings Ltd.	5,957,544
Internet Content: 3.4%
29,690	Facebook Inc.*	6,093,872
Machinery – Electric Utility: 3.4%
253,300	ABB Ltd.	6,117,523
Machinery: 3.1%
15,650	Roper Industries, Inc.	5,543,699

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.8% (Continued)	Value
Metal Processors & Fabricators: 2.9%
684,000	Catcher Technology Co., Ltd.	$5,190,479
Networking Products: 3.5%
130,217	Cisco Systems Inc.	6,245,207
Pharmaceutical: 3.4%
94,700	Bristol-Myers Squibb Co	6,078,793
Power Conversion/Supply Equipment: 3.3%
57,700	Schneider Electric SE	5,922,335
Retail – Apparel: 3.0%
606,000	ANTA Sports Products Ltd.	5,424,254
Rubber – Tires: 3.2%
44,415	Continental AG	5,742,544
Schools: 3.3%
49,910	New Oriental Education & Technology Group Inc. - ADR*	6,051,587
Semiconductor: 10.8%
101,740	Applied Materials Inc.	6,210,210
36,220	KLA-Tencor Corp.	6,453,317
23,110	Lam Research Corp.	6,757,364
		19,420,891
Web Portals: 3.2%
4,270	Alphabet Inc. - A Shares*	5,719,195
	Total Common Stocks (cost $118,012,165)	180,228,507
	Total Investments in Securities (cost $118,012,165): 99.8%	180,228,507
	Other Assets less Liabilities: 0.2%	429,294
	Net Assets: 100.0%	$180,657,801

*  Non-income producing security.

ADR - American Depository Receipt

GDR - Global Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND Annual Report for the period ended December 31, 2019

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURN

	1 Year	3 Years	5 Years	Since Inception (06/30/11)
Fund	3.68%	3.64%	0.60%	1.32%
Benchmark Indices:
Hang Seng Markit iBoxx Offshore RMB Overall Index	3.96%	4.94%	2.19%	2.58%
RMB Cash Offshore (CNH)*	-1.31%	0.07%	-2.24%	-0.87%
RMB Cash Onshore (CNY)*	-1.22%	-0.09%	-2.28%	-0.87%

*Net change in exchange rate versus U.S. dollar.

For the Fund's current one-year expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Fund rose 3.59% in 2019. The Offshore Renminbi weakened 1.31% against the dollar while offshore renminbi (RMB) bonds, as measured by the Hang Seng Markit iBoxx Offshore RMB Overall Index, rose 3.96%

The currency bore the brunt of the ebb and flow of the trade dispute between the US and China weakening in May and August as tariffs were ratcheted higher. The move in August caused the exchange rate to move back below RMB7:US$1 (7 RMB to $1 US), the lowest rate since 2008, reaching RMB7.20 before recovering as a path toward a trade agreement was re-established. The renminbi ended the year at RMB6.96:US$1.

The bond market remained firm throughout the year. China's economic growth is gradually decelerating, and this process has certainly been exacerbated by the trade dispute and by government efforts to rein in debt. This year has forced the government to slow the program of debt reduction and to focus on the near-term headwinds by making policy adjustments to support growth. The government has been notably abstemious however, in increasing credit mindful of prior occasions when such moves have simply resulted in a real estate boom.

The government's caution has maintained overall stability in the past year. Furthermore, changes to the bank's prudential requirements have prevented deterioration in banks' balance sheets and changes to the money market system have allowed interest rates to drift down and transmit through the economy. From the bond market perspective, financial stability, falling debt costs and a steady, albeit decelerating macro-economy have provided for minimal disruptions to the market.

In the corporate credit market, as opposed to the government market, we have seen an increased number of defaults over the past year in mainland China. This has generally been taken positively by the market overall, if not by the bondholders themselves, because it marks progress towards recognizing and then pricing for credit risk. Everyone knows that there is bad debt in China and the concerns have centred around its accumulation which will only get worse if borrowers and lenders expect to be bailed out if things go wrong.

The offshore RMB bond market has seen little to disturb it. New issuance has been running at over RMB60bn (US$8.5bn) per quarter since March 2019. About half of that is from the Central Bank whose presence is there to help manage/influence the offshore renminbi currency market and exchange rate. The government bond sector (which we consider to made up of sovereign bonds, central bank and policy bank issuers) now accounts for 35% of the $50 billion offshore bond market while financial sector issuers account for 54%.

2.  Portfolio Position

The portfolio is fully invested as of period end date with 25% allocated to government and supranational issuers. In corporate credit 30% is allocated to the financial sector, 30% to real estate with the balance in the auto manufacturing and technology sectors. Over 80% of the portfolio is invested in what are considered to be higher quality bonds and 20% invested in higher yielding

RENMINBI YUAN & BOND FUND

issues. Relative to the market, the portfolio appears cheaper with an average yield to maturity (which takes into account the size of the coupon and the timing of receipts) of 3.82% compared to 3.32% for the market, calculated as the weighted average yield of the 654 offshore RMB bonds outstanding.

3.  Outlook and Strategy

We expect China's economy will continue its gradual deceleration, but we don't expect to see conditions markedly different from 2019. The signing of the Phase 1 trade deal with the US has taken some of the heat out of relations in the US election year. That said, many issues remain unresolved and could easily flare once again with Huawei perhaps the focal point.

We believe the bond market and the exchange rate both seem to represent good long-term value for investors and the prevailing uncertainty today we think provides an opportunity. The structural changes that are taking place in the domestic economy provide, in our view, the underpinnings of a long-term structural appreciation of the currency against the US dollar. In the meantime, the bond market has the potential to offer a decent yield while you wait.

Edmund Harriss

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in small-cap or mid-cap companies, which involve additional risks such as limited liquidity and greater volatility, than investments in larger companies. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. The Fund may invest in derivatives, which involves risks different from, and in certain cases, greater than the risks presented by traditional investments. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographic regions.

The Hang Seng Markit iBoxx Offshore RMB Bond Index family ("HSM iBoxx") is designed to track the performance of the offshore RMB bond market. This index is unmanaged and not available for investment, and does not incur expenses.

The RMB Cash Offshore (CNH) is the currency code for renminbi traded outside China in the offshore market.

The RMB Cash Onshore (CNY) is the international currency code for the renminbi.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

RENMINBI YUAN & BOND FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2019

One Year	Five Years	Since Inception (06/30/11)
3.68%	0.60%	1.32%

*Inception date 6/30/11.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The iBoxx Hang Seng Markit Offshore RMB Overall Index ("HSM iBoxx") captures the performance of debt denominated in Chinese yuan but issued and settled offshore. The index family offers a broad coverage of the offshore RMB bond universe.

FUND HIGHLIGHTS at December 31, 2019
GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

# of Holdings in Portfolio:	11
Portfolio Turnover:	0.0%
% of Investments in Top 10:	98.1%
Fund Managers:
Edmund Harriss
Timothy Guinness
Top 10 Holdings (% of net assets)
Export-Import Bank of Korea, 4.500%, 01/27/24	10.0%	Far East Horizon Ltd., 4.900%, 02/27/21	9.8%
Shui On Development Holding Ltd., 6.880%, 03/02/21	10.0%	Lenovo Group Ltd., 4.950%, 06/10/20	9.7%
Daimler International Finance BV, 4.800%, 04/09/21	9.9%	Long Profit Group Ltd. Via Ocean Wealth II Ltd., 6.500%, 02/27/20	9.7%
Franshion Brilliant Ltd., 5.200%, 03/08/21	9.8%	Commonwealth Bank of Australia, Callable Bond, 5.150%, 03/11/25	9.7%
Arab Petroleum Investments Corp, 4.700%, 03/13/21	9.8%	Australia & New Zealand Banking Group Ltd., Callable Bond, 4.750%, 01/30/25	9.7%
Industry Breakdown (% of net assets)
Real Estate Operator/Developer	29.5%	Auto-Cars/Light Trucks	9.9%
Commercial Banks	19.3%	Finance - Leasing Company	9.8%
Supranational Banks	14.7%	Computers	9.7%
Export/Import Bank	10.0%

SCHEDULE OF INVESTMENTS
at December 31, 2019

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

Principal Amount (CNH)	CORPORATE BONDS: 102.9%	Value
Auto-Cars/Light Trucks: 9.9%
1,000,000	Daimler International Finance BV, 4.800%, 04/09/21	$146,608
Commercial Banks Non-US: 19.3%
1,000,000	Australia & New Zealand Banking Group Ltd., Callable Bond, 4.750%, 01/30/25	143,321
1,000,000	Commonwealth Bank of Australia, Callable Bond, 5.150%, 03/11/25	143,857
		287,178
Computers: 9.7%
1,000,000	Lenovo Group Ltd., 4.950%, 06/10/20	144,112
Export/Import Bank: 10.0%
1,000,000	Export-Import Bank of Korea, 4.500%, 01/27/24	148,106
Finance – Leasing Company: 9.8%
1,000,000	Far East Horizon Ltd., 4.900%, 02/27/21	145,179
Real Estate Operator/Developer: 29.5%
1,000,000	Franshion Brilliant Ltd., 5.200%, 03/08/21	145,930
1,000,000	Long Profit Group Ltd. Via Ocean Wealth II Ltd., 6.500%, 02/27/20	143,984
1,000,000	Shui On Development Holding Ltd., 6.875%, 03/02/21	147,618
		437,532
Supranational Banks: 14.7%
1,000,000	Arab Petroleum Investments Corp, 4.700%, 03/13/21	145,824
500,000	Asian Development Bank, 2.850%, 10/21/20	71,787
		217,611
	Total Corporate Bonds (cost $1,667,485)	1,526,326
	Total Investments in Securities (cost $1,667,485): 102.9%	1,526,326
	Liabilities in Excess of Other Assets: (2.9%)	(40,893)
	Net Assets: 100.0%	$1,485,433

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2019

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Assets
Investments in securities, at cost	$8,367,666	$11,962,914	$4,276,720	$46,297,902
Investments in securities, at value	$9,212,028	$17,346,008	$4,703,955	$67,417,408
Cash	93,559	156,880	26,929	307,295
Cash denominated in foreign currency (cost of $1,479, $0, $3,856 and $25,846, respectively)	1,472	—	3,889	25,827
Receivables:
Fund shares sold	6,989	—	1,000	7,511
Dividends and interest	7,975	23,242	5,896	—
Tax reclaim	5,804	—	—	—
Due from Advisor, net	—	—	8,253	—
Prepaid expenses	2,073	4,692	1,664	11,145
Total assets	9,329,900	17,530,822	4,751,586	67,769,186
Liabilities
Payable for Fund shares redeemed	54,077	51,512	—	4,670
Due to Advisor, net	501	10,024	—	56,029
Accrued administration fees	504	1,000	650	3,278
Accrued shareholder servicing plan fees	1,863	2,050	1,386	6,457
Other accrued expenses	42,948	53,065	35,851	75,053
Total liabilities	99,893	117,651	37,887	145,487
Net Assets	$9,230,007	$17,413,171	$4,713,699	$67,623,699
Composition of Net Assets
Paid-in capital	$47,186,541	$11,155,163	$4,635,682	$46,498,614
Total distributable earnings (loss)	(37,956,534)	6,258,008	78,017	21,125,085
Net Assets	$9,230,007	$17,413,171	$4,713,699	$67,623,699
Number of shares issued and outstanding (unlimited shares authorized, no par value)	2,776,315	869,313	284,345	2,878,447
Net asset value per share	$3.32	$20.03	$16.58	$23.49

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2019

	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Assets
Investments in securities, at cost	$9,731,603	$21,360,418	$118,012,165	$1,667,485
Investments in securities, at value	$12,730,792	$16,767,502	$180,228,507	$1,526,326
Cash	180,602	—	900,485	—
Cash denominated in foreign currency (cost of $13,065, $0, $0 and $4,541, respectively)	12,937	—	—	4,579
Receivables:
Fund shares sold	22,000	1,100	175,855	—
Dividends and interest	14,987	27,543	49,168	30,156
Tax reclaim	10,752	68,872	48,741	—
Due from Advisor, net	7,346	—	—	10,574
Prepaid expenses	1,627	5,682	28,099	4,882
Total assets	12,981,043	16,870,699	181,430,855	1,576,517
Liabilities
Overdraft due to custodian bank	—	28,239	—	66,614
Payable for Fund shares redeemed	—	24,691	492,460	—
Due to Advisor, net	—	5,942	130,742	—
Accrued administration fees	962	1,299	9,948	369
Accrued shareholder servicing plan fees	2,696	3,520	22,953	223
Other accrued expenses	33,481	51,401	116,951	23,878
Total liabilities	37,139	115,092	773,054	91,084
Net Assets	$12,943,904	$16,755,607	$180,657,801	$1,485,433
Composition of Net Assets
Paid-in capital	$10,153,684	$44,829,512	$116,708,424	$5,871,635
Total distributable earnings (loss)	2,790,220	(28,073,905)	63,949,377	(4,386,202)
Net Assets	$12,943,904	$16,755,607	$180,657,801	$1,485,433
Number of shares issued and outstanding (unlimited shares authorized, no par value)	623,986	854,131	—	128,795
Net asset value per share	$20.74	$19.62	—	$11.53
Net asset value per share per Class:
Investor Class shares:
Net assets applicable to shares outstanding			$134,756,310
Shares of beneficial interest issued and outstanding			2,951,040
Net asset value per share			$45.66
Institutional Class shares:
Net assets applicable to shares outstanding			$45,901,491
Shares of beneficial interest issued and outstanding			1,001,436
Net asset value per share			$45.84

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2019

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund
Investment Income
Dividends*	$154,405	$501,694	$202,393	$2,026,185
Other Income	7,221	10,362	502	17,790
Total income	161,626	512,056	202,895	2,043,975
Expenses
Advisory fees	87,200	163,884	46,406	617,550
Shareholder servicing plan fees	16,571	20,298	8,854	70,926
Transfer agent fees and expenses	26,314	26,911	16,422	54,475
Fund accounting fee and expenses	33,911	37,039	32,554	65,107
Administration fees	3,971	8,457	2,365	34,111
Custody fees and expenses	8,837	12,962	13,636	19,687
Audit fees	18,300	25,000	12,501	25,000
Legal fees	6,748	14,144	3,667	49,716
Registration fees	18,610	18,604	18,351	22,332
Printing	11,726	6,458	5,893	10,924
Trustees' fees and expenses	17,198	23,468	14,858	47,285
Insurance	989	1,616	394	5,967
CCO fees and expenses	8,123	9,216	6,868	16,373
Miscellaneous	3,446	3,765	3,761	5,690
Interest expense	19	365	225	1,071
Total expenses	261,963	372,187	186,755	1,046,214
Less: fees waived and expenses absorbed	(89,239)	(47,255)	(135,471)	—
Net expenses	172,724	324,932	51,284	1,046,214
Net investment income (loss)	(11,098)	187,124	151,611	997,761
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	(2,070,149)	1,107,026	(92,682)	1,628,895
Foreign currency	(1,951)	(3,167)	107	(19)
	(2,072,100)	1,103,859	(92,575)	1,628,876
Net change in unrealized appreciation/depreciation on:
Investments	4,381,040	2,892,583	760,803	13,587,804
Foreign currency	(894)	141	54	(30)
	4,380,146	2,892,724	760,857	13,587,774
Net realized and unrealized gain on investments and foreign currency	2,308,046	3,996,583	668,282	15,216,650
Net increase in net assets from operations	$2,296,948	$4,183,707	$819,893	$16,214,411

* Net of foreign tax withheld of $15,337, $59,001, $18,928, and $85,169, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2019

	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Investment Income
Dividends*	$348,091	$682,520	$2,637,993	$—
Other Income	—	—	41,893	—
Interest	—	—	—	84,039
Total income	348,091	682,520	2,679,886	84,039
Expenses
Advisory fees	47,722	143,655	1,318,180	9,562
Shareholder servicing plan fees	23,291	36,930	—	1,036
Investor Class	—	—	251,565	—
Transfer agent fees and expenses	16,263	25,561	—	14,425
Investor Class	—	—	75,612	—
Institutional Class	—	—	22,694	—
Fund accounting fee and expenses	33,407	37,220	107,279	24,843
Administration fees	5,943	10,469	74,910	664
Institutional Class	—	—	28,182	—
Custody fees and expenses	5,705	6,766	30,687	2,318
Audit fees	12,501	25,000	25,000	12,501
Legal fees	9,071	16,573	156,439	1,802
Registration fees	18,910	19,645	—	18,465
Investor Class	—	—	29,202	—
Institutional Class	—	—	21,320	—
Printing	6,044	10,759	26,862	3,721
Trustees' fees and expenses	18,743	16,568	82,412	16,070
Insurance	990	2,519	19,014	266
CCO fees and expenses	8,125	9,059	35,667	6,498
Miscellaneous	3,846	4,025	11,883	3,690
Interest expense	47	646	4,217	2,024
Total expenses	210,608	365,395	2,321,125	117,885
Less: fees waived and expenses absorbed	(138,394)	(87,056)	(240,701)	(102,254)
Net expenses	72,214	278,339	2,080,424	15,631
Net investment income	275,877	404,181	599,462	68,408
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	(88,268)	(1,518,184)	7,668,312	(34,553)
Foreign currency	(150)	(3,322)	(5,212)	(2,990)
	(88,418)	(1,521,506)	7,663,100	(37,543)
Net change in unrealized appreciation/depreciation on:
Investments	2,252,395	3,078,014	46,760,941	43,918
Foreign currency	125	(4)	2,306	609
	2,252,520	3,078,010	46,763,247	44,527
Net realized and unrealized gain on investments and foreign currency	2,164,102	1,556,504	54,426,347	6,984
Net increase in net assets from operations	$2,439,979	$1,960,685	$55,025,809	$75,392

* Net of foreign tax withheld of $19,887, $61,148, $258,725, and $0, respectively.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase/(decrease) in net assets from:
Operations
Net investment income (loss)	$(11,098)	$16,637	$187,124	$218,349
Net realized gain (loss) on:
Investments	(2,070,149)	(166,040)	1,107,026	1,692,996
Foreign currency	(1,951)	(2,397)	(3,167)	(8,330)
Net change in unrealized appreciation (depreciation) on:
Investments	4,381,040	(1,443,250)	2,892,583	(5,948,574)
Foreign currency	(894)	(698)	141	(141)
Net increase (decrease) in net assets resulting from operations	2,296,948	(1,595,748)	4,183,707	(4,045,700)
Distributions to shareholders
Net dividends and distributions	—	(7,535)	(1,101,642)	(1,236,501)
Total distributions to shareholders	—	(7,535)	(1,101,642)	(1,236,501)
Capital transactions
Proceeds from shares sold	480,342	1,971,025	602,554	1,775,761
Reinvestment of distributions	—	7,262	1,028,730	1,154,137
Cost of shares repurchased	(1,434,859)	(3,116,071)	(2,360,334)	(2,793,901)
Redemption fee proceeds	—	—	1,664	7,691
Net change in net assets from capital transactions	(954,517)	(1,137,784)	(727,386)	143,688
Total increase (decrease) in net assets	1,342,431	(2,741,067)	2,354,679	(5,138,513)
Net assets
Beginning of period	7,887,576	10,628,643	15,058,492	20,197,005
End of period	$9,230,007	$7,887,576	$17,413,171	$15,058,492
Capital share activity
Shares sold	161,475	635,171	31,769	80,612
Shares issued on reinvestment	—	2,720	53,945	67,062
Shares redeemed	(476,586)	(1,064,661)	(124,620)	(133,734)
Net increase (decrease) in shares outstanding	(315,111)	(426,770)	(38,906)	13,940

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Asia Pacific Dividend Builder Fund		China & Hong Kong Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase/(decrease) in net assets from:
Operations
Net investment income	$151,611	$179,652	$997,761	$903,469
Net realized gain (loss) on:
Investments	(92,682)	734,404	1,628,895	5,351,589
Foreign currency	107	(2,267)	(19)	(490)
Net change in unrealized appreciation (depreciation) on:
Investments	760,803	(1,878,875)	13,587,804	(20,996,479)
Foreign currency	54	18	(30)	67
Net increase (decrease) in net assets resulting from operations	819,893	(967,068)	16,214,411	(14,741,844)
Distributions to shareholders
Net dividends and distributions	(146,370)	(248,299)	(2,845,943)	(6,456,112)
Total distributions to shareholders	(146,370)	(248,299)	(2,845,943)	(6,456,112)
Capital transactions
Proceeds from shares sold	891,756	1,258,118	712,194	2,187,646
Reinvestment of distributions	137,936	225,595	2,729,651	6,195,506
Cost of shares repurchased	(1,150,084)	(3,687,777)	(5,801,510)	(8,781,959)
Redemption fee proceeds	1	2,705	415	5,268
Net change in net assets from capital transactions	(120,391)	(2,201,359)	(2,359,250)	(393,539)
Total increase (decrease) in net assets	553,132	(3,416,726)	11,009,218	(21,591,495)
Net assets
Beginning of period	4,160,567	7,577,293	56,614,481	78,205,976
End of period	$4,713,699	$4,160,567	$67,623,699	$56,614,481
Capital share activity
Shares sold	56,463	71,613	33,338	88,912
Shares issued on reinvestment	8,744	14,158	125,213	312,589
Shares redeemed	(73,358)	(217,765)	(272,578)	(355,124)
Net increase (decrease) in shares outstanding	(8,151)	(131,994)	(114,027)	46,377

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dividend Builder Fund		Global Energy Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase/(decrease) in net assets from:
Operations
Net investment income	$275,877	$230,000	$404,181	$341,034
Net realized gain (loss) on:
Investments	(88,268)	804,656	(1,518,184)	(2,153,882)
Foreign currency	(150)	(212)	(3,322)	(3,268)
Net change in unrealized appreciation (depreciation) on:
Investments	2,252,395	(1,409,304)	3,078,014	(2,852,368)
Foreign currency	125	(215)	(4)	(1,233)
Net increase (decrease) in net assets resulting from operations	2,439,979	(375,075)	1,960,685	(4,669,717)
Distributions to shareholders
Net dividends and distributions	(368,737)	(235,246)	(326,563)	(339,150)
Return of capital	—	—	—	(5,853)
Total distributions to shareholders	(368,737)	(235,246)	(326,563)	(345,003)
Capital transactions
Proceeds from shares sold	3,555,377	1,562,974	1,319,903	8,114,523
Reinvestment of distributions	365,809	234,335	313,614	334,182
Cost of shares repurchased	(1,505,728)	(1,757,201)	(6,064,974)	(15,640,025)
Net change in net assets from capital transactions	2,415,458	40,108	(4,431,457)	(7,191,320)
Total increase (decrease) in net assets	4,486,700	(570,213)	(2,797,335)	(12,206,040)
Net assets
Beginning of period	8,457,204	9,027,417	19,552,942	31,758,982
End of period	$12,943,904	$8,457,204	$16,755,607	$19,552,942
Capital share activity
Shares sold	184,060	85,116	66,246	336,323
Shares issued on reinvestment	18,714	13,108	16,798	16,734
Shares redeemed	(78,890)	(97,123)	(307,250)	(673,197)
Net increase (decrease) in shares outstanding	123,884	1,101	(224,206)	(320,140)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Global Innovators Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase/(decrease) in net assets from:
Operations
Net investment income	$599,462	$722,898
Net realized gain on:
Investments	7,668,312	14,069,631
Foreign currency	(5,212)	100,408
Net change in unrealized appreciation (depreciation) on:
Investments	46,760,941	(50,317,700)
Foreign currency	2,306	(3,186)
Net increase (decrease) in net assets resulting from operations	55,025,809	(35,427,949)
Distributions to shareholders
Net dividends and distribuitons:
Investor Class	(5,921,989)	(9,754,366)
Institutional Class	(2,109,117)	(2,497,962)
Total distributions to shareholders	(8,031,106)	(12,252,328)
Capital transactions
Proceeds from shares sold:
Investor Class	9,631,516	31,077,028
Institutional Class	7,431,632	11,945,787
Reinvestment of distributions:
Investor Class	5,772,471	9,540,475
Institutional Class	1,201,595	1,468,662
Cost of shares repurchased:
Investor Class	(48,214,918)	(56,741,056)
Institutional Class	(6,997,671)	(14,827,646)
Net change in net assets from capital transactions	(31,175,375)	(17,536,750)
Total increase (decrease) in net assets	15,819,328	(65,217,027)
Net assets
Beginning of period	164,838,473	230,055,500
End of period	$180,657,801	$164,838,473
Capital share activity
Shares sold:
Investor Class	229,499	681,845
Institutional Class	178,137	270,177
Shares issued on reinvestment:
Investor Class	130,275	260,242
Institutional Class	27,020	39,964
Shares redeemed:
Investor Class	(1,170,117)	(1,314,992)
Institutional Class	(164,414)	(327,944)
Net decrease in shares outstanding	(769,600)	(390,708)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Renminbi Yuan & Bond Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018
Increase/(decrease) in net assets from:
Operations
Net investment income	$68,408	$84,444
Net realized gain (loss) on:
Investments	(34,553)	490
Foreign currency	(2,990)	1,971
Net change in unrealized appreciation (depreciation) on:
Investments	43,918	(169,939)
Foreign currency	609	(18,183)
Net increase (decrease) in net assets resulting from operations	75,392	(101,217)
Distributions to shareholders
Net dividends and distributions	—	(115,227)
Return of capital	(17,867)	(3,326)
Total distributions to shareholders	(17,867)	(118,553)
Capital transactions
Proceeds from shares sold	154,250	1,628,695
Reinvestment of distributions	17,203	116,649
Cost of shares repurchased	(922,877)	(1,982,929)
Redemption fee proceeds	2,010	25
Net change in net assets from capital transactions	(749,414)	(237,560)
Total decrease in net assets	(691,889)	(457,330)
Net assets
Beginning of period	2,177,322	2,634,652
End of period	$1,485,433	$2,177,322
Capital share activity
Shares sold	13,386	133,685
Shares issued on reinvestment	1,532	10,215
Shares redeemed	(79,719)	(169,888)
Net decrease in shares outstanding	(64,801)	(25,988)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Year Ended December 31,
Alternative Energy Fund	2019	2018	2017	2016		2015
Net asset value, beginning of period	$2.55	$3.02	$2.51	$3.03		$3.42
Income from investment operations:
Net investment income (loss)	(0.01)	—	—	0.01		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	0.78	(0.47)	0.52	(0.53	)(3)	(0.36)
Total from investment operations	0.77	(0.47)	0.52	(0.52)		(0.39)
Less distributions:
From net investment income	—	— (1)	(0.01)	—		—
Total distributions	—	—	(0.01)	—		—
Redemption fee proceeds	—	—	—	—		— (1)
Net asset value, end of period	$3.32	$2.55	$3.02	$2.51		$3.03
Total return	30.20%	(15.49)%	20.68%	(17.16)%		(11.40)%
Ratios/supplemental data:
Net assets, end of period (millions)	$9.2	$7.9	$10.6	$10.2		$13.6
Ratio of expenses to average net assets:
Before fee waived/recaptured	3.00%	2.57%	2.74%	2.60%		2.31%
After fees waived/recaptured(2)	1.98%	1.98%	1.98%	1.99	%(4)	1.98%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(1.15)%	(0.43)%	(0.88)%	(0.38)%		(1.32)%
After fees waived/recaptured	(0.13)%	0.16%	(0.12)%	0.23%		(0.99)%
Portfolio turnover rate	43.19%	36.54%	32.45%	63.95%		28.67%

(1)  Amount represents less than $0.01 per share.

(2)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(3)  The Advisor reimbursed the Fund $16,892 for a trade error. As of December 31, 2016, the reimbursement amount represents $0.004 per share.

(4)  If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2016.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Year Ended December 31,
Asia Focus Fund	2019	2018		2017	2016	2015
Net asset value, beginning of period	$16.58	$22.58		$15.50	$14.40	$16.47
Income from investment operations:
Net investment income	0.21	0.26		0.16	0.15	0.21
Net realized and unrealized gain (loss) on investments and foreign currency	4.56	(4.83)		7.11	1.17	(2.11)
Total from investment operations	4.77	(4.57)		7.27	1.32	(1.90)
Less distributions:
From net investment income	(0.12)	(0.26)		(0.20)	(0.22)	(0.17)
From net realized gain	(1.20)	(1.18)		—	—	—
Total distributions	(1.32)	(1.44)		(0.20)	(0.22)	(0.17)
Redemption fee proceeds	— (1)	0.01		0.01	—	—	(1)
Net asset value, end of period	$20.03	$16.58		$22.58	$15.50	$14.40
Total return	29.20%	(20.45)%		47.10%	9.20%	(11.56)%
Ratios/supplemental data:
Net assets, end of period (millions)	$17.4	$15.1		$20.2	$15.5	$15.3
Ratio of expenses to average net assets:
Before fees waived	2.27%	2.01%		2.22%	2.24%	1.98%
After fees waived(2)	1.98%	1.99	%(3)	1.98%	1.98%	1.98	%(3)
Ratio of net investment income to average net assets:
Before fees waived	0.85%	1.14%		0.60%	0.75%	1.24%
After fees waived	1.14%	1.16%		0.84%	1.01%	1.24%
Portfolio turnover rate	19.56%	31.97%		13.24%	38.07%	8.64%

(1)  Amount represents less than $0.01 per share.

(2)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(3)  If interest expense had been excluded, expenses would have been lowered by 0.01% and 0.01% for the year ended December 31, 2018, and 2015, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Year Ended December 31,
Asia Pacific Dividend Builder Fund	2019	2018		2017		2016		2015
Net asset value, beginning of period	$14.22	$17.85		$13.43		$12.79		$13.83
Income from investment operations:
Net investment income	0.51	0.49		0.40		0.42		0.39
Net realized and unrealized gain (loss) on investments and foreign currency	2.35	(3.36)		4.47		0.71		(1.01)
Total from investment operations	2.86	(2.87)		4.87		1.13		(0.62)
Less distributions:
From net investment income	(0.50)	(0.77)		(0.46)		(0.49)		(0.42)
Total distributions	(0.50)	(0.77)		(0.46)		(0.49)		(0.42)
Redemption fee proceeds	— (1)	0.01		0.01		—	(1)	— (1)
Net asset value, end of period	$16.58	$14.22		$17.85		$13.43		$12.79
Total return	20.33%	(16.42)%		36.70%		8.81%		(4.61)%
Ratios/supplemental data:
Net assets, end of period (millions)	$4.7	$4.2		$7.6		$8.5		$7.3
Ratio of expenses to average net assets:
Before fees waived	4.02%	3.27%		3.48%		3.14%		3.87%
After fees waived(2)	1.10%	1.12	%(3)	1.12	%(3)	1.11	%(3)	1.98%
Ratio of net investment income to average net assets:
Before fees waived	0.34%	0.89%		0.20%		1.11%		0.36%
After fees waived	3.26%	3.04%		2.56%		3.14%		2.25%
Portfolio turnover rate	32.99%	23.38%		47.32%		30.91%		28.59%

(1)  Amount represents less than $0.01 per share.

(2)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.10%, prior to December 31, 2015, the limit on operating expenses was 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(3)  If interest expense had been excluded, expenses would have been lowered by 0.02%, 0.02% and 0.01% for the year ended December 31, 2018, 2017 and 2016, respectively.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Year Ended December 31,
China & Hong Kong Fund	2019	2018	2017	2016	2015
Net asset value, beginning of period	$18.92	$26.55	$19.09	$19.50	$23.65
Income from investment operations:
Net investment income	0.37	0.33	0.29	0.34	0.34
Net realized and unrealized gain (loss) on investments and foreign currency	5.23	(5.59)	8.95	0.26	(2.11)
Total from investment operations	5.60	(5.26)	9.24	0.60	(1.77)
Less distributions:
From net investment income	(0.43)	(0.31)	(0.16)	(0.27)	(0.45)
From net realized gain	(0.60)	(2.06)	(1.63)	(0.74)	(1.94)
Total distributions	(1.03)	(2.37)	(1.79)	(1.01)	(2.39)
Redemption fee proceeds	— (1)	— (1)	0.01	— (1)	0.01
Net asset value, end of period	$23.49	$18.92	$26.55	$19.09	$19.50
Total return	30.00%	(20.21)%	48.85%	2.95%	(7.58)%
Ratios/supplemental data:
Net assets, end of period (millions)	$67.6	$56.6	$78.2	$58.2	$65.9
Ratio of expenses to average net assets:(2)	1.69%	1.54%	1.64%	1.66%	1.54	%(3)
Ratio of net investment income to average net assets:	1.61%	1.27%	1.17%	1.70%	1.23%
Portfolio turnover rate	24.18%	22.27%	20.78%	28.02%	26.50%

(1)  Amount represents less than $0.01 per share.

(2)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(3)  If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2015.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Year Ended December 31,
Dividend Builder Fund	2019	2018	2017	2016		2015
Net asset value, beginning of period	$16.91	$18.09	$15.28	$14.75		$15.83
Income from investment operations:
Net investment income	0.49	0.44	0.41	0.46		0.42
Net realized and unrealized gain (loss) on investments and foreign currency	3.97	(1.17)	2.82	0.54	(3)	(0.99)
Total from investment operations	4.46	(0.73)	3.23	1.00		(0.57)
Less distributions:
From net investment income	(0.50)	(0.45)	(0.42)	(0.47)		(0.46)
From net realized gain	(0.13)	—	—	—		(0.05)
Total distributions	(0.63)	(0.45)	(0.42)	(0.47)		(0.51)
Redemption fee proceeds	—	—	—	—		— (1)
Net asset value, end of period	$20.74	$16.91	$18.09	$15.28		$14.75
Total return	26.71%	(4.14)%	21.34%	6.83%		(3.61)%
Ratios/supplemental data:
Net assets, end of period (millions)	$12.9	$8.5	$9.0	$7.8		$11.0
Ratio of expenses to average net assets:
Before fees waived	1.98%	2.00%	2.06%	2.11%		1.77%
After fees waived(2)	0.68%	0.68%	0.68%	0.70	%(4)	0.68%
Ratio of net investment income to average net assets:
Before fees waived	1.30%	1.12%	1.07%	1.41%		1.76%
After fees waived	2.60%	2.44%	2.45%	2.82%		2.86%
Portfolio turnover rate	18.51%	23.71%	18.61%	21.57%		24.94%

(1)  Amount represents less than $0.01 per share.

(2)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.68%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(3)  An affiliate of the Fund reimbursed the Fund $203.00 for a trade error. As of December 31, 2016, the reimbursement amount represents $0.000 per share.

(4)  If interest expense had been excluded, expenses would have been lowered by 0.02% for the year ended December 31, 2016.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Year Ended December 31,
Global Energy Fund	2019	2018	2017	2016	2015
Net asset value, beginning of period	$18.13	$22.71	$23.29	$18.54	$25.73
Income from investment operations:
Net investment income	0.45	0.29	0.30	0.26	0.26
Net realized and unrealized gain (loss) on investments and foreign currency	1.42	(4.56)	(0.56)	4.75	(7.20)
Total from investment operations	1.87	(4.27)	(0.26)	5.01	(6.94)
Less distributions:
From net investment income	(0.38)	(0.30)	(0.32)	(0.26)	(0.25)
From net realized gain	—	(0.01)	—	—	— (1)
Total distributions	(0.38)	(0.31)	(0.32)	(0.26)	(0.25)
Redemption fee proceeds	—	—	—	— (1)	— (1)
Net asset value, end of period	$19.62	$18.13	$22.71	$23.29	$18.54
Total return	10.40%	(18.92)%	(1.06)%	27.04%	(26.97)%
Ratios/supplemental data:
Net assets, end of period (millions)	$16.8	$19.6	$31.8	$49.0	$44.0
Ratio of expenses to average net assets
Before fees waived/recaptured	1.91%	1.60%	1.62%	1.53%	1.41%
After fees waived/recaptured(2)	1.45%	1.45%	1.45%	1.45%	1.41%
Ratio of net investment income to average net assets
Before fees waived/recaptured	1.65%	1.04%	1.01%	1.10%	1.07%
After fees waived/recaptured	2.11%	1.19%	1.18%	1.18%	1.07%
Portfolio turnover rate	9.81%	14.39%	6.25%	14.96%	15.70%

(1)  Amount represents less than $0.01 per share.

(2)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Year Ended December 31,
Global Innovators Fund – Investor Class	2019	2018		2017	2016	2015
Net asset value, beginning of period	$34.89	$44.98		$34.15	$31.47	$34.00
Income from investment operations:
Net investment income	0.12	0.13		0.09	0.30	0.26
Net realized and unrealized gain (loss) on investments	12.73	(7.56)		11.76	2.69	(1.28	)(3)
Total from investment operations	12.85	(7.43)		11.85	2.99	(1.02)
Less distributions:
From net investment income	(0.11)	(0.15)		(0.04)	(0.31)	(0.24)
From net realized gain	(1.97)	(2.51)		(0.98)	—	(1.27)
Total distributions	(2.08)	(2.66)		(1.02)	(0.31)	(1.51)
Redemption fee proceeds	—	—		—	—	—	(1)
Net asset value, end of period	$45.66	$34.89		$44.98	$34.15	$31.47
Total return	37.00%	(16.80)%		34.75%	9.51%	(3.04)%
Ratios/supplemental data:
Net assets, end of period (millions)	$134.8	$131.2		$185.9	$133.7	$164.9
Ratio of expenses to average net assets:
Before fees waived/recaptured	1.35%	1.30%		1.33%	1.35%	1.27%
After fees waived/recaptured(2)	1.24%	1.25	%(4)	1.24%	1.24%	1.27%
Ratio of net investment income to average net assets:
Before fees waived/recaptured	0.17%	0.23%		0.13%	0.71%	0.69%
After fees waived/recaptured	0.28%	0.28%		0.22%	0.82%	0.69%
Portfolio turnover rate	15.56%	28.93%		19.86%	31.25%	37.59%

(1)  Amount represents less than $0.01 per share.

(2)  The Advisor has contractually agreed to limit the operating expenses to 1.24%, prior to December 31, 2015 the limit on operating expenses was 1.55%, excluding interest expense, related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(3)  The Advisor reimbursed the Fund $10,554 for trade errors. As of December 31, 2015, the reimbursement amount represents $0.002 per share.

(4)  If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Year Ended December 31,					For the Period Ended
Global Innovators Fund – Institutional Class	2019	2018		2017	2016	December 31, 2015(1)
Net asset value, beginning of period	$34.99	$45.08		$34.20	$31.47	$31.47
Income from investment operations:
Net investment income	0.22	0.24		0.16	0.20	—
Net realized and unrealized gain (loss) on investments	12.79	(7.58)		11.82	2.88	—
Total from investment operations	13.01	(7.34)		11.98	3.08	—
Less distributions:
From net investment income	(0.19)	(0.24)		(0.12)	(0.35)	—
From net realized gain	(1.97)	(2.51)		(0.98)	—	—
Total distributions	(2.16)	(2.75)		(1.10)	(0.35)	—
Redemption fee proceeds	—	—		—	—	—
Net asset value, end of period	$45.84	$34.99		$45.08	$34.20	$31.47
Total return	37.35%	(16.59)%		35.07%	9.81%	—
Ratios/supplemental data:
Net assets, end of period (millions)	$45.9	$33.6		$44.1	$25.7	$0.0
Ratio of expenses to average net assets:
Before fees waived	1.21%	1.13%		1.17%	1.38%	—
After fees waived(2)	0.99%	1.00	%(3)	0.99%	0.99%	—
Ratio of net investment income to average net assets:
Before fees waived	0.31%	0.40%		0.30%	0.68%	—
After fees waived	0.53%	0.53%		0.48%	1.07%	—
Portfolio turnover rate	15.56%	28.93%		19.86%	31.25%	—

(1)  Commencement of Operations.

(2)  The Advisor has contractually agreed to limit the operating expenses of the Fund's Institutional Class to 0.99%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(3)  If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

	Year Ended December 31,
Renminbi Yuan & Bond Fund	2019		2018		2017	2016		2015
Net asset value, beginning of period	$11.25		$12.00		$11.03	$11.63		$12.42
Income from investment operations:
Net investment income	0.34		0.29		0.23	0.19		0.63
Net realized and unrealized gain (loss) on investments and foreign currency	0.05		(0.54)		0.85	(0.59)		(1.12)
Total from investment operations	0.39		(0.25)		1.08	(0.40)		(0.49)
Less distributions:
From net investment income	—		(0.49)		(0.09)	—		(0.27)
Return of capital	(0.13)		(0.01)		(0.02)	(0.20)		(0.03)
Total distributions	(0.13)		(0.50)		(0.11)	(0.20)		(0.30)
Redemption fee proceeds	0.02		—	(1)	—	—	(1)	—	(1)
Net asset value, end of period	$11.53		$11.25		$12.00	$11.03		$11.63
Total return	3.68%		(2.12)%		9.79%	(3.52)%		(4.05)%
Ratios/supplemental data:
Net assets, end of period (millions)	$1.5		$2.2		$2.6	$2.3		$7.1
Ratio of expenses to average net assets:
Before fees waived	6.79%		3.52%		4.17%	4.35%		1.05%
After fees waived(3)	0.90	%(4)	0.93	%(4)	0.90%	1.00	%(4)	0.93	%(4)
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(1.95)%		0.34%		(1.33)%	(0.71)%		2.68%
After fees waived/recaptured	3.94%		2.93%		1.94%	2.64%		2.80%
Portfolio turnover rate	0.00%		34.93%		66.21%	13.00%		15.85%

(1)  Amount represents less than $0.01 per share.

(3)  The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.90%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.

(4)  If interest expense had been excluded, expenses would have been lowered by 0.12%, 0.03%, 0.10% and 0.03% for the years ended December 31, 2019, 2018, 2016 and 2015, respectively.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1

Organization

Guinness AtkinsonTM Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Currently, the Trust offers ten separate, series portfolios, each of which has a unique investment objectives and strategies. This report covers the eight open-end mutual funds: Guinness Atkinson Alternative Energy Fund (the "Alternative Energy Fund"), Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson Asia Pacific Dividend Builder Fund (the "Asia Pacific Dividend Builder Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Energy Fund (the "Global Energy Fund"), Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), Guinness Atkinson Dividend Builder Fund (the "Dividend Builder Fund") and Guinness Atkinson Renminbi Yuan & Bond Fund (the "Renminbi Yuan & Bond Fund"), all of which (each a "Fund" and collectively, the "Funds") are covered by this report. Except for the Dividend Builder Fund, each Fund is a non-diversified Fund. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, the Alternative Energy Fund and the Asia Pacific Dividend Builder Fund began operations on March 31, 2006, the Renminbi Yuan & Bond Fund began operations on June 30, 2011, and the Dividend Builder Fund began operations on March 30, 2012. Each of the Funds is authorized to issue a single class of shares except for the Global Innovators Fund. The Global Innovators Fund is authorized to issue two classes of shares: Investor Class shares and Institutional Class shares. Institutional Class shares of the Global Innovators Fund commenced operations on December 31, 2015.

The shares of each class represent an interest in the same portfolio of investments of the Global Innovators Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Alternative Energy Fund, Asia Focus Fund, Global Energy Fund, and Global Innovator Fund's investment objective is long-term capital appreciation. The Asia Pacific Dividend Builder Fund's investment objective is to provide investors with dividend income and long-term capital growth. The China & Hong Kong Fund's investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Renminbi Yuan & Bond Fund's investment objective is to seek total return. Total return means the combination of capital appreciation and investment income, which includes changes in the value of the renminbi, the currency of China of which the yuan is the unit. The Dividend Builder Fund's investment objective is to seek a moderate level of current income and consistent dividend growth at a rate that exceeds inflation.

Note 2

Significant accounting policies

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies".

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America. ("GAAP").

A.  Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Debt securities are valued based on available market quotations received from an independent pricing service approved by the Trust's Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds' Valuation Committee in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds' Valuation Committee take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

  Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

  Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign-denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 7 for further information on forward foreign currency contracts held in each Fund.

C.  Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees.

D.  Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program ("LRMP") that requires, among other things, that each Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds' written LRMP.

E.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

F.  Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method. Expenses such as distribution and service fees, transfer agent fees and expenses with respect to the Global Innovators Fund, that are specific to individual share classes are accrued directly to the respective share class.

G.  Cash overdraft. Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate plus London Interbank Offered Rate ("LIBOR"). Payables, if any, are reflected as Overdraft Due to Custodian Bank in the Statements of Assets and Liabilities. Expenses from cash overdrafts are included in Interest Expense in the Statements of Operations.

H.  Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Builder Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Fund's investments. The Renminbi Yuan & Bond Fund invests in securities issued by companies economically tied to China, which exposes the Fund to greater market risk and potential monetary losses than if the Fund's assets were diversified among other regions. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

I.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

J.  Reclassifications. Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or new asset value per share and were primarily attributed to differences in the treatment of foreign currency and net investment losses. For the year ended December 31, 2019, permanent differences in book and tax accounting have been reclassified as follows:

	Distributable Earnings/Losses	Paid in Capital
Alternative Energy Fund	$(62,259)	$62,259
Asia Focus Fund	—	—
Asia Pacific Dividend Fund	(364)	364
China & Hong Kong Fund	—	—
Dividend Builder Fund	—	—
Global Energy Fund	777	(777)
Global Innovators Fund	—	—
Renminbi Yuan & Bond Fund	32,393	(32,393)

K.  Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

L.  Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

  Accounting for Uncertainty in Income Taxes (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds' tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

  The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund's current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 3

Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the "Advisor"), under which the Advisor provides the Funds with investment management services. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Focus Fund	1.00%
Asia Pacific Dividend Builder Fund	1.00%
China & Hong Kong Fund	1.00%
Dividend Builder Fund	0.45%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the 1st $500 million, 0.60% thereafter
Renminbi Yuan & Bond Fund	0.55%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund's total operating expenses (excluding interest, dividends on short positions, taxes and extraordinary expenses) by reducing all or a portion of its fees and reimbursing the Fund for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

	Annual Expense Limit	Expiration Date
Alternative Energy Fund	1.98%	June 30, 2020
Asia Focus Fund	1.98%	June 30, 2020
Asia Pacific Dividend Builder Fund	1.10%	June 30, 2020
China & Hong Kong Fund	1.98%	June 30, 2020
Dividend Builder Fund	0.68%	June 30, 2020
Global Energy Fund	1.45%	June 30, 2020
Global Innovators Fund – Investor Class	1.24%	June 30, 2020
Global Innovators Fund – Institutional Class	0.99%	June 30, 2020
Renminbi Yuan & Bond Fund	0.90%	June 30, 2020

The expense ratios shown in the financial highlights may exceed these levels due to expenses incurred, but not covered by the expense limitation agreement.

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the year ended December 31, 2019, the Advisor waived fees and absorbed expenses as follows:

Alternative Energy Fund	$89,239
Asia Focus Fund	$47,255
Asia Pacific Dividend Builder Fund	$135,471
Dividend Builder Fund	$138,394
Global Energy Fund	$87,056
Global Innovators Fund	$240,701
Renminbi Yuan & Bond Fund	$102,254
Total	$840,370

At December 31, 2019, the Advisor may recapture a portion of the following amounts that had been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Fund	December 31, 2020	December 31, 2021	December 31, 2022	Total
Alternative Energy Fund	$79,688	$60,122	$89,239	$229,049
Asia Focus Fund	42,738	4,300	47,255	94,293
Asia Pacific Dividend Builder Fund	150,454	127,356	135,471	413,281
Dividend Builder Fund	116,547	124,396	138,394	379,337
Global Energy Fund	65,017	42,666	87,056	194,739
Global Innovators Fund	210,068	143,158	240,701	593,927
Renminbi Yuan & Bond Fund	79,810	74,469	102,254	256,533

Mutual Fund Administration, LLC (the "Administrator") acts as the Funds' administrator under an administration agreement. The fees paid to the Administrator for the year ended December 31, 2019 are reported on the Statements of Operations.

Foreside Fund Services, LLC acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares.

Foreside Fund Officer Services, LLC provides Chief Compliance Officer ("CCO") services to the Funds. The fees paid for CCO services for the year ended December 31, 2019 are reported on the Statements of Operations.

The fees paid to non-interested Trustees for the year ended December 31, 2019 are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Advisor and the Administrator. None of these officers are compensated directly by the Funds.

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. The Global Innovators Fund – Institutional Class shares do not participate in the Shareholder Servicing Plan.

The fees paid under the Shareholder Servicing Plan for the year ended December 31, 2019 are reported on the Statements of Operations.

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the year ended December 31, 2019 excluding short-term investments, to indicate the volume of transactions in each Fund.

	Purchases	Sales
Alternative Energy Fund	$3,706,491	$4,579,211
Asia Focus Fund	$3,176,381	$4,614,329
Asia Pacific Dividend Builder Fund	$1,510,660	$1,541,154
China & Hong Kong Fund	$14,850,159	$18,313,847
Dividend Builder Fund	$4,056,736	$1,936,570
Global Energy Fund	$1,846,098	$6,120,722
Global Innovators Fund	$27,081,705	$64,852,311
Renminbi Yuan & Bond Fund	$—	$842,053

The Funds did not purchase U.S. Government securities as a part of their long-term investment strategy during the year ended December 31, 2019.

Note 6

Fair Value Measurements and Disclosures

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund's investments. These inputs are summarized into three broad Levels as described below:

Level 1 —  Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

Level 2 —  Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2019, in valuing the Funds' assets carried at fair value:

Alternative Energy Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:
Basic Materials	$912,871	$—	$—	$912,871
Communication	304,282	—	—	304,282
Consumer, Cyclical	895,122	—	—	895,122
Consumer, Non- cyclical	309,396	—	—	309,396
Energy	2,411,149	—	—	2,411,149
Industrial	1,918,420	—	—	1,918,420
Technology	321,816	—	—	321,816
Utilities	2,138,972	—	—	2,138,972
Total Investments, at Value	9,212,028	—	—	9,212,028
Total Assets	$9,212,028	$—	$—	$9,212,028

Asia Focus Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:[1]
Commercial Banks	$482,543	$—	$—	$482,543
Communications	2,024,996	—	—	2,024,996
Consumer, Cyclical	2,508,026	—	—	2,508,026
Consumer, Non-cyclical	2,459,927	—	—	2,459,927
Energy	454,337	—	—	454,337
Financial	2,483,721	—	—	2,483,721
Industrial	3,535,191	—	—	3,535,191
Technology	2,879,430	—	—	2,879,430
Utilities	517,837	—	—	517,837
Total Investments, at Value	17,346,008	—	—	17,346,008
Total Assets	$17,346,008	$—	$—	$17,346,008

Asia Pacific Dividend Builder Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:[1]
Communications	$138,691	$—	$—	$138,691
Consumer, Cyclical	895,892	—	—	895,892
Consumer, Non-cyclical	503,247	—	—	503,247
Energy	120,309	—	—	120,309
Financial	1,566,963	—	—	1,566,963
Industrial	841,820	—	—	841,820
Technology	516,199	—	—	516,199
Utilities	120,834	—	—	120,834
Total Investments, at Value	4,703,955	—	—	4,703,955
Total Assets	$4,703,955	$—	$—	$4,703,955

China & Hong Kong Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:[1]
Communications	$8,078,542	$—	$—	$8,078,542
Consumer, Cyclical	9,845,199	—	—	9,845,199
Consumer, Non-cyclical	10,845,435	—	—	10,845,435
Energy	1,947,534	—	—	1,947,534
Financial	11,617,771	—	—	11,617,771
Industrial	16,781,574	—	—	16,781,574
Technology	6,433,916	—	—	6,433,916
Utilities	1,867,437	—	—	1,867,437
Total Investments, at Value	67,417,408	—	—	67,417,408
Total Assets	$67,417,408	$—	$—	$67,417,408

Dividend Builder Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:[1]
Communications	$735,927	$—	$—	$735,927
Consumer, Cyclical	1,416,035	—	—	1,416,035
Consumer, Non-cyclical	4,737,330	—	—	4,737,330
Energy	364,711	—	—	364,711
Financial	1,766,026	—	—	1,766,026
Industrial	2,214,596	—	—	2,214,596
Technology	1,496,167	—	—	1,496,167
Total Investments, at Value	12,730,792	—	—	12,730,792
Total Assets	$12,730,792	$—	$—	$12,730,792

Global Energy Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:[1]
Energy	$16,744,259	$—	$—	$16,744,259
Industrial	23,244	—	—	23,244
Total Investments, at Value	16,767,503	—	—	16,767,503
Total Assets	$16,767,503	$—	$—	$16,767,503

Global Innovators Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Common Stocks:[1]
Communications	$35,821,247	$—	$—	$35,821,247
Consumer, Cyclical	17,566,855	—	—	17,566,855
Consumer, Non-cyclical	24,570,538	—	—	24,570,538
Financial	5,365,401	—	—	5,365,401
Industrial	40,511,903	—	—	40,511,903
Technology	56,392,564	—	—	56,392,564
Total Investments, at Value	180,228,508	—	—	180,228,508
Total Assets	$180,228,508	$—	$—	$180,228,508

Renminbi Yuan & Bond Fund

Assets Table	Level 1	Level 2	Level 3	Total
Investments, at Value
Corporate Bonds:
Consumer Cyclical	$—	$146,608	$—	$146,608
Financial	—	869,889	—	869,889
Government	—	365,717	—	365,717
Technology	—	144,112	—	144,112
Total Investments, at Value	—	1,526,326	—	1,526,326
Total Assets	$—	$1,526,326	$—	$1,526,326

Note 7

Forward Foreign Currency Contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward foreign currency contracts that obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, a Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward values of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. The Funds did not enter into forward foreign currency contracts during the year ended December 31, 2019 and did not have any outstanding forward contracts as of December 31, 2019.

Note 8

Tax Matters

As of December 31, 2019, the tax basis of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Cost of investments for tax purposes	$8,369,460	$11,962,914	$4,460,263	$46,297,902	$9,738,194	$21,553,122	$118,081,626	$1,667,485
Gross tax unrealized appreciation	1,456,848	6,916,868	669,914	23,940,109	3,245,974	2,404,341	66,868,586	—
Gross tax unrealized (depreciation)	(614,280)	(1,533,774)	(426,222)	(2,820,603)	(253,376)	(7,189,961)	(4,721,705)	(141,159)
Net tax unrealized appreciation (depreciation) on investments	842,568	5,383,094	243,692	21,119,506	2,992,598	(4,785,620)	62,146,881	(141,159)
Net tax appreciation (depreciation) on foreign-currency denominated assets and liabilities	(758)	141	68	(18)	7	20	2,306	480
Net tax unrealized appreciation (depreciation)*	841,810	5,383,235	243,760	21,119,488	2,992,605	(4,785,600)	62,149,187	(140,679)
Undistributed net ordinary income**	—	74,343	14,691	341,275	4,260	—	177,487	—
Undistributed Long-term Capital Gains	—	800,430	—	—	3,960	—	1,633,413	—
Post October loss***	(199)	—	(67,683)	(335,678)	(210,605)	(665,038)	(10,710)	(8,460)
Capital loss carryforward	(38,797,491)	—	(112,004)	—	—	(22,623,267)	—	(4,237,063)
Other accumulated gain/(loss)	(654)	—	(747)	—	—	—	—	—
Total accumulated gain/(loss)	$(37,956,534)	$6,258,008	$78,017	$21,125,085	$2,790,220	$(28,073,905)	$63,949,377	$(4,386,202)

*  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

**  The differences between book-basis and tax-basis undistributed net ordinary income is attributed to deferred compensation, which is included in Other Accumulated Loss.

***  Under the current tax law, capital and currency losses realized after October 31 and prior to a Fund's fiscal year end may be deferred as occurring on the first day of the following year.

As of December 31, 2019, the Funds have the following capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Builder Fund	China & Hong Kong Fund	Dividend Builder Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
No Expiration Long-term	$38,326,045	$—	$81,835	$—	$—	$19,369,691	$—	$3,271,487
No Expiration Short-term	471,446	—	30,169	—	—	3,253,576	—	965,576
Total	$38,797,491	$—	$112,004	$—	$—	$22,623,267	$—	$4,237,063

The tax character of distributions (other than return of capital distributions) paid during 2019 and 2018 fiscal years are as follows:

	2019		2018
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Alternative Energy Fund	$—	$—	$7,535	$—
Asia Focus Fund	101,608	1,000,034	220,103	1,036,398
Asia Pacific Dividend Builder Fund	146,370	—	248,299	—
China & Hong Kong Fund	1,400,561	1,445,382	1,329,608	5,126,504
Dividend Builder Fund	288,763	79,974	235,246	—
Global Energy Fund	326,563	—	345,003	—
Global Innovators Fund	485,044	7,546,062	775,043	11,477,285
Renminbi Yuan & Bond Fund	—	—	118,553	—

Note 9

Recently Issued Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Funds have adopted ASU 2018-13 with these financial statements.

Note 10

Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds' related events and transactions and has determined that there were no events or transactions that occurred that would materially impact the amounts or disclosures in the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
of Guinness Atkinson Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Alternative Energy Fund, Asia Focus Fund, Asia Pacific Dividend Builder Fund, China & Hong Kong Fund, Global Energy Fund, Global Innovators Fund, Renminbi Yuan & Bond Fund and Dividend Builder Fund (the "Funds"), each a series of Guinness Atkinson Funds (the "Trust"), including the schedules of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds' internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 2, 2020

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling "toll-free" (800) 915-6565. This information is also available through the Securities and Exchange Commission's website at www.sec.gov.

Proxy Voting Records

Information regarding how the Advisor voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, (800) 915-6565. This information is also available through the Securities and Exchange Commission's website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. This information is also available, without charge, by calling toll-free, (800) 915-6565.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 915-6565 (or contact your financial institution). The Trust will be sending you individual copies thirty days after receiving your request.

Supplemental Tax Information

For the year ended December 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Alternative Energy Fund	100%
Asia Focus Fund	100%
Asia Pacific Dividend Builder Fund	100%
China & Hong Kong Fund	100%
Dividend Builder Fund	100%
Global Energy Fund	100%
Global Innovators Fund	100%
Renminbi Yuan & Bond Fund	N/A

For the year ended December 31, 2019, pursuant to Section 853(b)(3) of the Internal Revenue Code, the Asia Focus Fund, China & Hong Kong Fund and the Global Innovators Fund designates $1,000,034, $1,518,114 and $7,546,062 respectively, as long-term capital gains.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Funds designate the following income earned from foreign sources and foreign taxes paid for the year ended December 31, 2019:

	Foreign Sourced Income		Foreign Taxes Paid
	Total Amount	Per Share Amount	Total Amount	Per Share Amount
Alternative Energy Fund	N/A	N/A	N/A	N/A
Asia Focus Fund	$481,757	$0.55	$59,001	$0.07
Asia Pacific Dividend Builder Fund	215,713	0.76	18,928	0.07
China & Hong Kong Fund	2,040,864	0.71	85,169	0.03
Dividend Builder Fund	240.726	0.39	19,887	0.04
Global Energy Fund	427,559	0.50	61,148	0.07
Global Innovators Fund	N/A	N/A	N/A	N/A
Renminbi Yuan & Bond Fund	N/A	N/A	N/A	N/A

TRUSTEE AND OFFICER INFORMATION (Unaudited)

Unless otherwise noted, each Trustee and officer's address is 225 South Lake Avenue, Suite 216, Pasadena, California 91101. Trustees and officers of the Trust serve until their resignation, removal or retirement. Additional information about the Trustees is included in the Funds' Statement of Additional Information which is available, without charge, upon request by calling toll-free, 1-800-915-6565 or by visiting the Funds' website at www.gafunds.com.

Name and Age	Position(s) Held with the Trust†	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Non-Interested Trustees
J. Brooks Reece, Jr. (72)	Trustee and Chairman	Indefinite; Since April 1994	Operating Partner, Stonebridge Partners Small Cap Team, since 2018. Previously, CEO, Adcole Corp, from 1989 to 2017.	10	None
James I. Fordwood (72)	Trustee, Audit Committee Chairman	Indefinite; Since April 1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores) since 1998; President, Balmacara Production Inc. since 1986 (holding company); Treasurer, Inverness21 LLC (owns and operates office buildings) since 2007; Treasurer, JL Energy Inc. (holding company) since 1985; Treasurer, Thistle, Inc. (seismic data management) since 1984.	10	None
Dr. Bret A. Herscher (61)	Trustee	Indefinite; Since April 1994	Self-employed Consultant, since 2018, to companies in the medical device sector. Chief Technology Officer, EARGO, Inc., a hearing aid company, from 2012 to 2018.	10	None
Susan Penry-Williams (74)	Trustee	Indefinite; Since February 2016	Retired; Partner Kramer Levin Naftalis & Frankel LLP, from 1994 to 2014.	10	None

Name and Age	Position(s) Held with the Trust†	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
Timothy W.N. Guinness* 14 Queen Anne's Gate London, England SW1H 9AA U.K. (71)	Trustee	1998	Chairman/CIO of Guinness AtkinsonTM Asset Management since November 2002. Chairman of Guinness Asset Management Ltd., investment advisor in London, since 2003. Director of Guinness Capital Management Ltd. since 2010. Partner, Ekins Guinness LLP (investment research) since 2017; Non-Executive Director of Brompton Bicycle Ltd., Since 2000.	10	None
Officers
James Atkinson (62)	President	2003

Chief Executive Officer and Director of Guinness AtkinsonTM Asset Management since November 2002. Director of Guinness Asset Management Ltd. since 2003. Principal of Orbis Marketing, a mutual fund marketing and advertising firm, since November 2001.

				N/A	N/A
Patrick Keniston (55)	Chief Compliance Officer	2014	Managing Director, Foreside Fund Officer Services, LLC since October 2008.	N/A	N/A
Rita Dam (53)	Treasurer	2009

Co-Chief Executive Officer (2016-present), and Vice President, Mutual Fund Administration, LLC (2006-2015). Co-President (2018-present), Foothill Capital Management, LLC, a registered investment advisor.

				N/A	N/A

*  "Interested person" (as defined in the 1940 Act) of the Funds because of his affiliation with the Funds' Advisor, Guinness Atkinson Asset Management, Inc.

Name and Age	Position(s) Held with the Trust†	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Joy Ausili (53)	Secretary and Assistant Treasurer	2009

Co-Chief Executive Officer (2016-present), and Vice President, Mutual Fund Administration, LLC (2006-2015).). Co-President (2018-present), Foothill Capital Management, LLC, a registered investment advisor.

				N/A	N/A
Sardjono Kadiman (44)	Assistant Treasurer	2009	Managing Director (2018-present), and Vice President, Mutual Fund Administration, LLC (2008-2017).	N/A	N/A
Lyna Phan (44)	Assistant Treasurer	2011	Managing Director (2018-present), and Vice President, Mutual Fund Administration, LLC (2010-2017).	N/A	N/A

Privacy Notice

Guinness AtkinsonTM Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Guinness AtkinsonTM Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman
James I. Fordwood
Timothy W.N. Guinness
Dr. Bret A. Herscher
Susan Penry-Williams

Contact Guinness AtkinsonTM Funds

P.O. Box 701
Milwaukee, WI 53201-0701
Shareholder Services: 800-915-6566
Literature Request: 800-915-6565
Website: www.gafunds.com
Email: mail@gafunds.com

Guinness AtkinsonTM Funds

Fund	Cusip	Ticker	Fund#
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Builder Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Dividend Builder Fund	402031 80 1	GAINX	1092
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund Investor Class	402031 30 6	IWIRX	1095
Global Innovators Fund Institutional Class	402031 88 4	GINNX	5323
Renminbi Yuan & Bond Fund	402031 70 2	GARBX	1099

Distributed by Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101

This report is intended for shareholders of the Guinness AtkinsonTM Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

This page is Intentionally Left Blank

This page is Intentionally Left Blank

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

123S0204--P

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-915-6565.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  James I. Fordwood is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$131,800	$140,900
Audit-Related Fees	N/A	N/A
Tax Fees	$24,000	$25,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)                                 The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed March 10, 2011.

(b)

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(c)          Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President
Date:	3/10/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President
Date:	3/10/2020

By	/s/ Rita Dam
Name:	Rita Dam
Title:	Treasurer
Date:	3/10/2020